                                                                PaineWebber Life

                                                                      Milestones

[GRAPHIC]

                                                            For life's important

                                                           moments and the means

                                                                  to afford them

                                                                   Annual Report

                                                               December 31, 1997

                                                               FEBRUARY 12, 1998

DEAR CONTRACT OWNER,

  We are pleased to present the December 31, 1997 annual report for Milestones Variable Annuity, offered exclusively through PaineWebber. This report contains important information about the Mitchell Hutchins Series Trust, including financial statements for the fiscal year ended December 31, 1997. As you know, the PaineWebber Life Variable Annuity Account holds shares of the Mitchell Hutchins Series Trust to fund the Milestones Variable Annuity.

INVESTMENT OVERVIEW--DOMESTIC

  In 1997, the U.S. economy--now in its seventh year of expansion--demonstrated renewed vigor with consecutive quarterly Gross Domestic Product (GDP) growth reminiscent of 1994. Although the Federal Reserve Board increased the federal funds rate only once during the year, to 5.5%, further preemptive tightening was widely anticipated as domestic demand remained strong amidst a historically low, and declining, unemployment rate. However, Asia's currency and financial crisis sent a disinflationary impulse through the global economy late in the year, resulting in a change in sentiment in the U.S. Treasury market and a flattened yield curve with a yield spread of less than 30 basis points.

  While the Asian crisis caused substantially increased volatility for stocks, triggering in the fourth quarter one of the most dramatic declines since 1987, the large-cap stock market, as measured by the S&P 500 Index, ultimately continued its impressive track record, with a 33.4% advance for the full year--its third consecutive year of 20%+ returns. Low inflation, low and declining interest rates, industry consolidation, mutual fund inflows and high consumer confidence all contributed to the market's advance. Small-cap stocks, though experiencing significant turbulence throughout the year, gained 22.4% in 1997, as measured by the Russell 2000 Index.

  The bond market, as measured by the Lehman Brothers Aggregate Index, posted a healthy 9.7% return in 1997, fueled in part by foreign investment in U.S. government debt. The 30-year U.S. Treasury bond closed the year with a yield of 5.92%. Mortgage-backed securities also posted strong performance for the year, outperforming the major bond markets on a duration-adjusted basis by a fairly wide margin. High-yield securities, while experiencing disappointing performance late in the year, ended 1997 significantly outperforming high-grade securities.

INVESTMENT OVERVIEW--GLOBAL

  Asian markets experienced the worst economic falls as currencies continued to slide towards the end of 1997. With the exception of most Asian countries, the world's stock markets closed 1997 on a positive note. However, Asia's economic and currency problems ignited selling pressure in many key markets around the world during the fourth quarter. As a result, the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index posted a 2.1% return for the year. Fears regarding the Asian region largely stabilized at the end of 1997, based in large part on International Monetary Fund (IMF) and foreign bank bailout lending. Though European stocks returned 23.8% for the year, Japanese stocks declined 23.7%. Investors are skeptical that a proposed tax cut will stimulate the Japanese economy enough to offset the decrease in exports to their Asian neighbors.

  Through its impact on Hong Kong and developed markets, the Asian crisis affected most emerging markets, and lack of decisive political action has been evident across Asia. Most Latin American markets also suffered as a result of the Asian currency crisis with the exception of Mexico, which continued to outperform as its economy remained strong and corporate earnings growth was maintained.

  Global bond market performance in local currency terms had benefited from the rapidly deteriorating economic crisis in Asia by the end of 1997. The U.S. bond market was one of the best performers, as a result of growing perceptions that the Asian crisis could significantly restrain U.S. inflation in 1998. Although they were strong, European bond markets on balance underperformed the U.S. market in local currency and U.S. dollar terms, as European economies tend to have lower exposure to Asian exports.

MONEY MARKET PORTFOLIO

  Despite raising the federal funds rate in March, the Federal Reserve ultimately adopted a "wait and see" stance as a result of the Asian currency crisis, dampening any potential rally in the short end of the market. As of January 2, 1998, the federal funds rate was 5.5%, while commercial paper was at approximately a 5.55% discount level for the one-month money market investment, with a yield ranging from 5.70% to 5.75% for the one-year money market investment. For the seven days ended December 31, 1997, the Portfolio's yield was 4.9%, and its weighted average maturity was 34 days.

  Going forward, we expect the economy to continue to grow at a satisfactory pace with subdued inflation. Uncertainties related to the Asian economic difficulties should cause the Fed to maintain unchanged monetary policy for the forseeable future. Although we plan to maintain the Portfolio's current positioning, we will continue to monitor the economic numbers as they are released. Although we are interested in maintaining higher yields, we will not do so by sacrificing our emphasis on security, quality and liquidity.

HIGH GRADE FIXED INCOME PORTFOLIO

  The U.S. economy showed renewed vigor in 1997, marking the seventh year of expansion. Although the Federal Reserve cut rates just once, in March, anticipation of further preemptive tightening of monetary policy persisted as domestic demand continued to grow at a strong pace amidst a historically low and still declining unemployment rate. While puzzling to investors, demand for U.S. Treasurys in this environment remained strong, given the unusual mildness of inflation, a balanced budget/reduced Treasury supply, and a stable to firming U.S. dollar. The Asian problems in the fourth quarter, and the attendant flight to quality, resulted in Treasurys being the preferred asset, bringing bond yields below 6%. Short-term interest rates finished the year at 5.5%.

  During the year the Portfolio generally retained a defensive position, anticipating Federal Reserve action, although we adjusted the Portfolio in the aftermath of the Asian crisis and retained neutrality as we reassessed the economic landscape. A second element of our 1997 strategy was an emphasis on yield, which was achieved by emphasizing the corporate and mortgage sectors. Despite a more flexible investment policy concerning investment-grade corporates, which was established last year, we continued to maintain a significant allocation in mortgage-backed securities, given their attractive valuations. During the year we averaged an allocation of 52% in the corporate sector and 39% in the mortgage sector. The Portfolio's modestly shorter duration led to some underperformance; fluctuation of interest rates within a fairly narrow band and less volatile options allowed us to make up some ground through our allocation in those sectors.

  Looking ahead, the economy retains a solid domestic footing; Asia's financial crisis will likely result in an export drag on U.S. growth, but will aid continuation of a benign inflation outlook. In this environment, we expect U.S. Treasurys in 1998 will trade in a range of 5.5% to 6.5%.

STRATEGIC FIXED INCOME PORTFOLIO

  The U.S. bond markets posted solid gains in 1997, as falling inflation and a flight to safety by investors drove bond yields to new lows: the 30-year U.S. Treasury bond finished the year at 5.92%. Investors worldwide preferred U.S. Treasurys over foreign debt for their relative safety during the Asian crisis in the fourth quarter of the year. The yield curve continued to flatten and, at year-end, the spread between the short and long end of the yield curve narrowed; typically, a flat yield curve means that investors expect a slowing economy.

  Interest rate declines were beneficial to the Portfolio during the year due to its longer-than-index duration (5.97 years for the Portfolio compared to 5.30 years for the Lehman Brothers Mortgage Bond Index). The Portfolio's positions in mortgage-backed securities (58.4% of the portfolio) also aided performance, particularly lower-coupon mortgages (51.6%), which faced less prepayment risk as interest rates fell, and PAC and Z bonds (20.7%), which also performed well because they were less prepayment-sensitive. The Portfolio was overweighted in non-U.S. securities relative to the Index, which had a positive influence on performance. Specifically, the Portfolio invested in Canadian real return bonds for most of the year; Argentine Brady bonds were added to the Portfolio in October, which performed well because

Argentina is fairly isolated from the Asian crisis. On the negative side, an underweighted position in corporate securities detracted from performance as spreads tightened over the year. In addition, exposure across the yield curve did not boost performance; the longer end of the spectrum outperformed.

  Going forward, while events in Asia may dampen economic growth in the United States, domestic consumer spending--comprising two-thirds of GDP--will continue to be the engine of growth in the U.S. economy. Fortunately, inflation should remain subdued as the Asian crisis reduces import prices, production costs of U.S. firms manufacturing in Asia and the pricing power of U.S. manufacturers. Given the global economic situation, we expect the Federal Reserve will maintain unchanged monetary policy for the forseeable future.

GLOBAL INCOME PORTFOLIO

  Foreign government bonds in developed markets (measured by the Salomon Brothers World Government Bond Index) performed well (+10.6%) compared to U.S. government bonds (measured by the U.S. component of the Salomon Brothers World Government Bond Index) which declined 9.6% on a currency-hedged basis over the last 12 months. However, the strong dollar generated currency losses for U.S. investors holding foreign currency denominated government bonds, which substantially offset returns on the bonds. The Salomon Brothers World Government Bond Index on an unhedged basis was up only 0.2% for the year.

  Currency fluctuations in the overseas markets hurt the Portfolio's performance, causing the Portfolio to underperform the returns of most domestic market indices. While the Portfolio maintained a conservative approach to currency exposure relative to the unhedged index during the year, we generally varied exposure to foreign currencies between 20% and 33% of net assets. As for duration, we generally managed the Portfolio's overall duration slightly below
4.0 years, except during brief periods in the first quarter of 1997, when duration was reduced to under 3.2 years. In hindsight, longer duration would have benefited the Portfolio.

  The Portfolio did benefit from its market allocation strategy. Throughout the period, the Portfolio was heavily invested in U.S. Treasurys, UK Gilts, Canadian and Australian dollar bonds, which, in general, outperformed Continental European government bond markets. Due to their low yields, we did not invest in Japanese government bonds, which outperformed most other markets on a currency-hedged basis.

  By region, approximately 34.5% of the Portfolio was invested in Europe, 59.4% in North America, 1.1% in New Zealand, 1.0% in South America and 4.0% in the Netherlands.

  Pursuant to a decision by the Portfolio's board of trustees, the Portfolio can now invest up to 20% of its assets in securities rated below investment grade; this allows us to invest in emerging market debt. However, because of this sector's substantial price appreciation last year, we felt most issues were overvalued and limited the Portfolio's exposure. As a result, the sell-off in emerging market debt late in October did not materially affect the Portfolio's net asset value. Over the longer term, we feel confident this sector has the potential to enhance shareholder value, and are looking for opportunities to add more emerging market debt to the Portfolio. The Portfolio's flexibility to invest a percentage of net assets below investment grade will also permit us to capitalize on Europe's developing corporate bond market. While this market currently comprises only a few issues, the introduction of the single European currency should cause the developing corporate bond market to expand, in terms of both number of securities and market capitalization.

  The U.S. economic outlook for 1998 is for slower growth and continued low inflation. However, with long-term interest rates only nominally higher than short-term money market rates, we believe the Federal Reserve would have to cut short-term rates in order for the bond market to perform well. In Europe, nearly full convergence of interest rates has occurred among candidates for participation in the first round of Economic Monetary Union (EMU) in January 1999. If all goes well, these markets will most likely perform in tandem in 1998. However, we favor Germany and Holland, which we believe have lower downside risk in the event of negative EMU developments. Among countries opting out of the first round, the United Kingdom offers attractive yields, and should benefit from a slowing economy in the coming months. We expect to maintain at least one-third of the Portfolio's net assets in European bonds, and do not anticipate investing in Japanese government bonds in the near future.

BALANCED PORTFOLIO

  The S&P 500 Index ended 1997 up 33.4%, and the 30-year Treasury bond yield closed the year at 5.92%. The uncertainty over Asian economies and currencies during the fourth quarter contributed to the Federal Reserve's decision not to raise short-term interest rates despite above-trend economic growth and a tight labor market in the United States.

  For most of the year, the Portfolio maintained allocations of approximately 65% stocks, 35% bonds and, at times, some cash. Towards the end of the year, we increased the Portfolio's stock allocation to 70%, as our analysis indicated an increase in the expected return of stocks relative to bonds and cash. Compared to the S&P 500 Index, the Portfolio had overweightings in the energy (15.2% of the Portfolio's equity holdings), financial (22.1%), and technology (9.3%) sectors, all of which were top performers for most of the year. A positive contributor to the performance of the Portfolio's stock portion was Cisco Systems Inc. (1.0% of the Portfolio's assets at December 31, 1997). On the negative side, towards year-end energy-related and technology holdings performed poorly, detracting from performance. Additionally, we trimmed the Portfolio's Compaq Computer Corp. (0.7%) position and eliminated Intel Corp. as both companies historically have derived significant growth from Asia.

  We have chosen to maintain the duration of the Portfolio's bond portion neutral to the benchmark until the economic impact from Asia becomes more evident. As of December 31, 1997, the bond allocation included a mixture of U.S. Government and agency debentures (23.7%), mortgage-backed securities (30.9%) and corporate bonds (45.4%), which tend to offer higher yields in the current bond environment.

  Going forward, we believe the market is fairly valued according to our valuation models. The key to performance in 1998 will be stock selection. Our 1998 forecasts call for earnings growth of 6% (reduced from 10%); single to low double-digit gains for the market; GDP growth in the 2-2 1/2% range; and inflation of around 2%. If the impact of the Asian situation is greater than expected, however, slackening demand and lower prices, combined with a strong dollar, could hurt corporate profits and reduce earnings growth.

GROWTH AND INCOME PORTFOLIO

  While the Portfolio benefited from the overall strong stock market returns of 1997, our investment process of emphasizing stocks trading at relatively low price-to-earnings ratios with sales and earnings that are expected to grow quickly provided a positive foundation for the Portfolio's performance. The top sectors from which we chose many of these stocks during most of the year included technology, financials, and energy. Along with the stock market, however, the Portfolio was negatively impacted by the Asian currency and economic crisis in the fourth quarter. On signs of deteriorating economies in Asia, selected technology, energy and capital equipment stocks suffered--most of these had outperformed earlier in the year. As stock prices began to retreat and investors attempted to lock in gains, investors also began to reallocate assets into more traditionally defensive sectors--utilities and consumer staples, which rallied and turned in their strongest performance in recent quarters.

  Based on our quantitative analysis and fundamental research, we will continue to overweight financials, which should benefit from declining interest rates, and domestic-oriented consumer cyclicals--auto and auto parts companies and retailers--which we believe are reasonably priced. The Portfolio's exposures to the technology and energy sectors were reduced to neutral weightings versus the S&P 500 Index at the end of the year. Once earnings estimates for technology stocks adequately reflect Asia's impact, we expect to find attractive values as the fundamental momentum for the group remains positive.

  As of December 31, 1997, the Portfolio's top five sectors were financials (24.4%), consumer cyclicals (16.3%), capital goods (13.6%), technology (11.6%) and energy (9.7%).

  Going forward, we believe the market is fairly valued according to our valuation models. The key to performance in 1998 will be stock selection. If the impact of the Asian situation is greater than expected, however, slackening demand and lower prices, combined with a strong dollar, could hurt corporate profits and cause earnings growth to drop.

GROWTH PORTFOLIO

  The stellar performance of large-cap growth stocks throughout 1997, as well as the Portfolio's significant underperformance in the beginning of the year due to its emphasis on smaller- to mid-cap stocks, led to a reassessment of the Portfolio's investment process. By moving toward larger capitalization companies with consistent, dependable earnings growth at reasonable valuations, the Portfolio's new emphasis as of April 1997 helped performance throughout the year. The Portfolio is now more broadly diversified, and it currently has a median market capitalization of approximately $6 billion.

  Stock selection also played a very important role in the Portfolio's performance. As of December 31, 1997, some of the top ten holdings contributing to performance included Cendant Corp. (3.8% of the Portfolio), formerly HFS Inc., which completed its merger with CUC International to become one of the country's largest providers of consumer and business services; Watson Pharmaceuticals Inc. (1.8%), once a small generic drug company, that has grown to a full-range pharmaceutical development and sales company; and Time Warner Inc. (1.5%), which finally rationalized operations to take advantage of its huge potential in media and entertainment.

  Going forward, we expect U.S. economic growth to continue at a relatively slow pace, accompanied by low inflation and low interest rates. The consensus outlook for corporate profit growth in 1998 is estimated near 6% down from more than 10% in 1997. Within this context, there exists an opportunity for the market to advance, although at a slower pace than in the past three years. We expect growth companies will advance at a faster pace than the overall market. Over the near term, though, the market is likely to continue to be volatile as investors try to assess the disturbing issues in the Gulf, the economic situation in Asia and their impact on currencies, world economies, and monetary health.

AGGRESSIVE GROWTH PORTFOLIO

  From a macroeconomic standpoint, large-cap stocks were favored early in the year as expectations increased for the Federal Reserve to tighten interest rates. However, as it became clear that rates would not be raised, the market broadened, with investors seeking smaller capitalization issues during the second and third quarters. The strength of the small- and mid-cap markets demonstrated during this period has not been seen since 1991. However, investors again moved toward the relative safety of larger capitalization stocks during the fourth quarter of 1997 following the stock market's largest single-day point decline since 1987, precipitated by the Asian currency and economic crisis. This reaction fueled gains for defensive stock issues--those with more moderate growth rates, higher dividends and higher capitalization, all characteristics of blue chip stocks. Consistent with our highly disciplined style and investment strategy, the Portfolio remained fully invested in mid-sized, aggressive growth stocks during this period.

  We significantly reduced our exposure to technology stocks in the fourth quarter as many of these companies have heavy exposure to Japan's market and other countries that were negatively affected by the instability in the Asian region. Many mid-sized technology companies that are suppliers to large multinational companies recorded disappointing performance in light of the crisis. Our relatively overweighted position in oil services stocks helped the Portfolio early in the fourth quarter. As the market fell in October, the stocks of these companies held strong while technology stocks experienced declines. However, oil services stocks came under pressure later in the quarter. Holdings in the transportation sector, specifically airlines and trucking, continued to benefit the Portfolio. Many transportation companies are currently exceeding their expectations, and we have been revising our expectations upward.

  Although the market continues to focus mostly on blue-chip stocks, our outlook for mid-cap growth stocks remains positive. Fundamentals in the Portfolio remain strong, with valuations in line with the overall market, yet with growth rates averaging 20% higher. We believe the market demonstrated pent-up demand for our type of mid-cap stock during the second and third quarters, and in the face of a slowing economy, these companies' attractive valuations should once again become apparent to investors.

  As of December 31, 1997, the Portfolio's top five sector allocations were 29.1% in technology, 27.7% in consumer non-cyclicals, 12.4% in energy, 11.7% in financial services and 5.5% in transportation.

GLOBAL GROWTH PORTFOLIO

  During 1997, the Portfolio's underweighted position in the volatile yet ultimately strong U.S. equity market detracted from its performance, as did poor stock performance in Continental Europe during the latter part of the year. Over all, however, the Portfolio's exposure to Europe was positive, with several factors contributing to Europe's advance: the move toward a single currency; low inflation; and strong corporate earnings. Falling interest rates and low inflation bolstered U.S. equity prices. Sluggish economic conditions and a lack of significant reform measures by the Japanese government caused Japanese stock prices to fall, and Asia's economic and currency problems late in the year jarred markets in the region and had a spillover effect in many key global markets.

  Many stocks in the Portfolio performed well over the year including: Telecom Italia Mobile SPA (1.0% of the Portfolio), which recorded strong gains due to a significant increase in the company's subscriber base; Novartis AG (1.9%), the world's second largest pharmaceutical company, which benefited from a merger and subsequent improved earnings; NTT Data Corp. (1.3%), a leading networking integration systems and consulting company in Japan, which reported better-than-expected earnings; Merita Ltd., (1.4%) a large Finnish bank, which recorded solid investment results after merging with a large Swedish bank; and Airtouch Communications Inc. (3.1%), a leading U.S. telecommunications company.

  The crisis in Asia is likely to play a significant part in the direction of stock prices on many global markets in the coming months, as slowing demand and deflationary trends put pressure on companies' earnings. Given the uncertainty of the global economy, stock selection is of critical importance to achieving solid returns in 1998. In general, we are avoiding stocks with high exposure to Asia, and intend to focus on high-quality, financially sound companies with good earnings prospects and attractive valuations. Regionally, we continue to overweight Europe, as we anticipate the stock markets there will benefit from solid corporate earnings and low interest rates in 1998. Moreover, plans for economic union by January 1, 1999 should remain a positive catalyst for consolidation within the fragmented European bank and insurance industries. Finally, we enter 1998 underweighted in the U.S., as stocks appear fully valued while current earnings estimates may prove high.

  By region, approximately 53.4% of the Portfolio was invested in Europe as of December 31, 1997, 26.3% in the United States, 6.9% in Japan, 7.2% in Latin America, 2.9% in the Pacific Rim and 3.3% in other areas.

CONCLUSION

  1997 was marked by widely varied performances in the financial markets--some very strong, others very weak. At times like these, remember the importance of working with your Investment Executive to help you find investments that are consistent with your risk tolerance and time horizon.

  Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

     [SIGNATURE]                                    [SIGNATURE]
DENNIS HESS                                         MARGO N. ALEXANDER
Chairman and Chief Executive Officer,               President,
PaineWebber Life Insurance Company                  Mitchell Hutchins Asset Management Inc.

This letter is intended to assist shareholders in understanding how the Funds performed during the year ended December 31, 1997, and reflects our views at the time we are writing this letter. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

                       High Grade Fixed Income Portfolio

           Comparison of Change in Value of $10,000 Investment in the Portfolio and the Lehman Brothers Government Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               High Grade Fixed Income
                      Portfolio               Lehman Government Bond Index
11/30/93                         $10,000.00                      $10,000.00
12/31/93                         $10,059.18                      $10,038.65
12/31/94                          $9,399.70                       $9,699.82
12/31/95                         $10,851.21                      $11,478.84
12/31/96                         $11,003.80                      $11,796.96
12/31/97                         $11,898.90                      $12,928.09

The graph depicts the performance of the High Grade Fixed Income Portfolio versus the Lehman Brothers Government Bond Index from November 30, 1993 through December 31, 1997. It is important to note that the High Grade Fixed Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                  AVERAGE ANNUAL TOTAL
                                                                                         RETURN
                                                                                -------------------------
Twelve Months Ended 12/31/97..................................................            8.13%
Five Years Ended 12/31/97.....................................................             N/A
Commencement of Operations (11/8/93) through
  12/31/97....................................................................            3.17%

Past performance is not predictive of future performance.

Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Lipper Analytical Services, Inc. and PaineWebber Inc.

                        Strategic Fixed Income Portfolio

           Comparison of Change in Value of $10,000 Investment in the Portfolio and Lehman Brothers Mortgage Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Strategic Fixed Income
                     Portfolio             Lehman Brothers Mortgage Bond Index
7/31/89                        $10,000.00                            $10,000.00
12/31/89                       $10,289.70                            $10,338.50
12/31/90                       $11,042.66                            $11,446.98
12/31/91                       $12,713.48                            $13,246.42
12/31/92                       $13,574.92                            $14,168.95
12/31/93                       $15,161.88                            $15,138.59
12/31/94                       $14,351.99                            $14,894.56
12/31/95                       $17,008.03                            $17,397.43
12/31/96                       $17,652.91                            $18,328.18
12/31/97                       $19,594.20                            $20,068.05

The graph depicts the performance of the Strategic Fixed Income Portfolio versus the Lehman Brothers Mortgage Bond Index from July 31, 1989 through December 31, 1997. It is important to note that the Strategic Fixed Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                  AVERAGE ANNUAL TOTAL
                                                                                         RETURN
                                                                                -------------------------
Twelve Months Ended 12/31/97..................................................           11.00%
Five Years Ended 12/31/97.....................................................            7.62%
Commencement of Operations (07/05/89) through
  12/31/97....................................................................            8.25%

Past performance is not predictive of future performance.

Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Standard & Poor's Micropal and PaineWebber Inc.

                            Global Income Portfolio

           Comparison of Change in Value of $10,000 Investment in the Portfolio and the Salomon Brothers World Government Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Global Income
                 Portfolio         Salomon Brothers World Government Bond Index
5/31/88                $10,000.00                                    $10,000.00
12/31/88               $11,034.71                                    $10,368.66
12/31/89               $11,388.77                                    $10,817.16
12/31/90               $13,078.74                                    $12,112.84
12/31/91               $14,419.10                                    $14,027.96
12/31/92               $14,613.65                                    $14,803.87
12/31/93               $17,043.76                                    $16,768.29
12/31/94               $16,121.55                                    $17,161.60
12/31/95               $18,310.30                                    $20,428.66
12/31/96               $19,521.75                                    $21,168.13
12/31/97               $20,204.35                                    $21,217.43

The graph depicts the performance of the Global Income Portfolio versus the Salomon Brothers World Government Bond Index from May 31, 1988 through December 31, 1997. It is important to note that the Global Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                  AVERAGE ANNUAL TOTAL
                                                                                         RETURN
                                                                                -------------------------
Twelve Months Ended 12/31/97..................................................            3.50%
Five Years Ended 12/31/97.....................................................            6.70%
Commencement of Operations (05/01/88) through
  12/31/97....................................................................            7.58%

Past performance is not predictive of future performance.

Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Lipper Analytical Services, Inc. and PaineWebber Inc.

                               Balanced Portfolio

           Comparison of Change in Value of $10,000 Investment in the Portfolio and the S&P 500 Stock Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Balanced Portfolio  S&P 500 Stock Index
6/30/88            $10,000.00            $10,000.00
12/31/88           $10,676.04            $10,343.04
12/31/89           $11,484.00            $13,614.69
12/31/90           $11,783.00            $13,191.45
12/31/91           $13,993.00            $17,201.64
12/31/92           $14,713.00            $18,510.39
12/31/93           $17,025.00            $20,371.95
12/31/94           $15,393.00            $20,639.55
12/31/95           $18,976.00            $28,386.34
12/31/96           $22,167.00            $34,899.60
12/31/97           $27,678.00            $46,538.96

The graph depicts the performance of the Balanced Portfolio versus the Standard & Poor's 500 Stock Index from June 30, 1988 through December 31, 1997. It is important to note that the Balanced Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                  AVERAGE ANNUAL TOTAL
                                                                                         RETURN
                                                                                -------------------------
Twelve Months Ended 12/31/97..................................................           24.86%
Five Years Ended 12/31/97.....................................................           13.47%
Commencement of Operations (06/01/88) through
  12/31/97....................................................................           11.48%

Past performance is not predictive of future performance.

Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Lipper Analytical Services, Inc. and PaineWebber Inc.

                          Growth and Income Portfolio

           Comparison of Change in Value of $10,000 Investment in the Portfolio and the S&P 500 Stock Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Growth and Income Portfolio  S&P 500 Stock Index
1/31/92                     $10,000.00            $10,000.00
12/31/92                    $10,619.84            $10,964.91
12/31/93                    $10,381.95            $12,067.63
12/31/94                     $9,740.58            $12,226.15
12/31/95                    $12,713.46            $16,815.08
12/31/96                    $15,526.24            $20,673.31
12/31/97                    $20,565.04            $27,568.06

The graph depicts the performance of the Growth and Income Portfolio versus the Standard & Poor's 500 Stock Index for the period January 31, 1992 through December 31, 1997. It is important to note that the Growth and Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                  AVERAGE ANNUAL TOTAL
                                                                                         RETURN
                                                                                -------------------------
Twelve Months Ended 12/31/97..................................................           32.45%
Five Years Ended 12/31/97.....................................................           14.14%
Commencement of Operations (1/2/92) through
  12/31/97....................................................................           12.28%

Past performance is not predictive of future performance.

Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Lipper Analytical Services, Inc. and PaineWebber Inc.

                                Growth Portfolio

              Comparison of Change in Value of $10,000 Investment
                  in the Portfolio and the S&P 500 Stock Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Growth Portfolio  S&P 500 Stock Index
5/31/87          $10,000.00            $10,000.00
12/31/87          $8,819.09             $8,675.71
12/31/88         $13,277.05            $10,112.62
12/31/89         $15,431.83            $13,311.39
12/31/90         $14,170.37            $12,897.58
12/31/91         $20,132.03            $16,818.43
12/31/92         $21,299.34            $18,098.03
12/31/93         $25,488.11            $19,918.12
12/31/94         $22,517.94            $20,179.76
12/31/95         $29,835.74            $27,753.97
12/31/96         $35,413.80            $34,122.13
12/31/97         $40,870.00            $45,502.19

The graph depicts the performance of the Growth Portfolio versus the Standard & Poor's 500 Stock Index from May 31, 1987 through December 31, 1997. It is important to note that the Growth Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                  AVERAGE ANNUAL TOTAL
                                                                                         RETURN
                                                                                -------------------------
Twelve Months Ended 12/31/97..................................................           15.41%
Five Years Ended 12/31/97.....................................................           13.92%
Ten Years Ended 12/31/97......................................................           16.57%
Commencement of Operations (05/04/87) through
  12/31/97....................................................................           14.15%

Past performance is not predictive of future performance.

Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Lipper Analytical Services, Inc. and PaineWebber Inc.

                          Aggressive Growth Portfolio

           Comparison of Change in Value of $10,000 Investment in the Portfolio and the S&P 500 Stock Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Aggressive Growth
                   Portfolio           S&P 500 Stock Index
11/30/93                   $10,000.00            $10,000.00
12/31/93                   $10,074.79            $10,120.90
12/31/94                    $8,762.86            $10,253.84
12/31/95                   $11,840.70            $14,102.49
12/31/96                   $14,828.52            $17,338.31
12/31/97                   $17,906.90            $23,120.81

The graph depicts the performance of the Aggressive Growth Portfolio versus the Standard & Poor's 500 Stock Index from November 30, 1993 through December 31, 1997. It is important to note that the Aggressive Growth Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                  AVERAGE ANNUAL TOTAL
                                                                                         RETURN
                                                                                -------------------------
Twelve Months Ended 12/31/97..................................................           20.76%
Five Years Ended 12/31/97.....................................................             N/A
Commencement of Operations (11/05/93) through
  12/31/97....................................................................           14.72%

Past performance is not predictive of future performance.

Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Lipper Analytical Services, Inc. and PaineWebber Inc.

                            Global Growth Portfolio

           Comparison of Change in Value of $10,000 Investment in the Portfolio and the Morgan Stanley Capital World International Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Global Growth        Morgan Stanley Capital World International
                 Portfolio                             Index
5/31/87                $10,000.00                                     $10,000.00
12/31/87                $8,442.78                                      $8,976.55
12/31/88               $10,977.95                                     $11,126.69
12/31/89               $12,710.40                                     $13,039.55
12/31/90               $13,671.03                                     $10,885.72
12/31/91               $14,352.03                                     $12,950.44
12/31/92               $13,273.36                                     $12,346.97
12/31/93               $18,586.66                                     $15,202.68
12/31/94               $16,374.68                                     $16,051.26
12/31/95               $15,795.51                                     $19,472.84
12/31/96               $18,188.77                                     $22,198.27
12/31/97               $19,488.96                                     $25,800.41

The graph depicts the performance of the Global Growth Portfolio versus the Morgan Stanley Capital World International Index for the period May 31, 1987 through December 31, 1997. It is important to note that the Global Growth Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                  AVERAGE ANNUAL TOTAL
                                                                                         RETURN
                                                                                -------------------------
Twelve Months Ended 12/31/97..................................................            7.16%
Five Years Ended 12/31/97.....................................................            7.98%
Ten Years Ended 12/31/97......................................................            8.73%
Commencement of Operations (05/04/87) through
  12/31/97....................................................................            6.48%

Past performance is not predictive of future performance.

Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Lipper Analytical Services, Inc. and PaineWebber Inc.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1997

PRINCIPAL
 AMOUNT                                                         MATURITY                 INTEREST
  (000)                                                          DATES                    RATES               VALUE
---------                                              -------------------------- ---------------------- ---------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--8.42%
  $ 250   Federal Home Loan Bank.......................          07/08/98                         5.760%  $     250,081
    250   Federal National Mortgage Association........          02/18/98                         5.500         249,902
    250   U.S. Treasury Notes..........................          03/31/98                         6.125         250,195
                                                                                                         ---------------
Total U.S. Government and Agency Obligations
  (cost--$750,178).....................................                                                         750,178
                                                                                                         ---------------

BANK NOTES (DOMESTIC)--2.25%
    200   LaSalle National Bank Chicago Illinois
            (cost--$200,000)...........................          04/13/98                         6.230         200,000
                                                                                                         ---------------

CERTIFICATES OF DEPOSIT--5.62%
DOMESTIC--2.81%
    250   Morgan Guaranty Trust Co. ...................          03/19/98                         5.910         249,980
                                                                                                         ---------------
YANKEE--2.81%
    250   Societe Generale.............................          01/06/98                         5.720         249,998
                                                                                                         ---------------
Total Certificates of Deposit (cost--$499,978).........                                                         499,978
                                                                                                         ---------------

COMMERCIAL PAPER--67.22%
ASSET-BACKED--7.26%
    250   Atlantis One Funding Corp. ..................          01/29/98                         6.100         248,814
    400   Delaware Funding Corp. ......................          02/02/98                         5.800         397,938
                                                                                                         ---------------
                                                                                                                646,752
                                                                                                         ---------------
BANKING--5.57%
    500   Unifunding...................................          02/23/98                         5.560         495,907
                                                                                                         ---------------
BROKER-DEALER--1.90%
    170   Merrill Lynch & Co., Inc. ...................          02/02/98                         5.780         169,127
                                                                                                         ---------------
BUILDING MATERIALS--5.04%
    450   Sherwin Williams Co. ........................          01/20/98                         5.750         448,634
                                                                                                         ---------------
CHEMICALS--5.60%
    250   Monsanto Co. ................................          01/23/98                         5.770         249,119
    250   Dupont (E. I.) de Nemours & Co. .............          01/08/98                         5.900         249,713
                                                                                                         ---------------
                                                                                                                498,832
                                                                                                         ---------------
DRUGS & HEALTHCARE--4.48%
    400   Novartis Finance Corp. ......................          01/12/98                         5.820         399,289
                                                                                                         ---------------
ENERGY--4.49%
    400   Koch Industries, Inc. .......................          01/02/98                         6.650         399,926
                                                                                                         ---------------
FINANCE-CONDUIT--6.60%
    190   Metropolitan Life Funding Inc. ..............          01/28/98                         5.730         189,183
    400   Toronto-Dominion Holdings USA Inc. ..........          01/26/98                         5.600         398,445
                                                                                                         ---------------
                                                                                                                587,628
                                                                                                         ---------------
FINANCE-INDEPENDENT--3.57%
    322   National Rural Utilities Cooperative Finance
            Corp. .....................................          03/26/98                         5.700         317,717
                                                                                                         ---------------
FOOD, BEVERAGE & TOBACCO--7.85%
    400   Grand Metropolitan Capital Corp. ............          01/07/98                         5.880         399,608
    300   The Coca Cola Co. ...........................    01/08/98 to 01/20/98       5.700 to 5.800            299,474
                                                                                                         ---------------
                                                                                                                699,082
                                                                                                         ---------------

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

PRINCIPAL
 AMOUNT                                                         MATURITY                 INTEREST
  (000)                                                          DATES                    RATES               VALUE
---------                                              -------------------------- ---------------------- ---------------

COMMERCIAL PAPER--(CONCLUDED)

INSURANCE--10.41%
  $ 400   Prudential Funding Corp. ....................          01/09/98                         5.700%  $     399,493
    179   Transamerica Corp. ..........................          01/22/98                         5.810         178,393
    350   USAA Capital Corp. ..........................          01/09/98                         5.800         349,549
                                                                                                         ---------------
                                                                                                                927,435
                                                                                                         ---------------
MACHINERY--4.45%
    400   Caterpillar Financial Services N.V. .........          02/23/98                         5.720         396,631
                                                                                                         ---------------
Total Commercial Paper (cost--$5,986,960)..............                                                       5,986,960
                                                                                                         ---------------

SHORT-TERM CORPORATE OBLIGATIONS--15.72%
AUTO & TRUCK--2.81%
    250   Ford Motor Credit Co. MTN....................          02/05/98                         6.450         250,138
                                                                                                         ---------------
BANKING--2.81%
    250   Bankers Trust New York Corp*.................          07/24/98                         6.260         250,000
                                                                                                         ---------------
BROKER-DEALER--4.49%
    400   Bear Stearns Companies Inc.*.................    02/06/98 to 07/08/98       5.760 to 5.850            400,000
                                                                                                         ---------------
COMPUTERS--2.81%
    250   IBM Credit Corp. MTN*........................          11/10/98                         6.030         250,000
                                                                                                         ---------------
FINANCE--DIVERSIFIED--2.80%
    250   Associates Corp. of North America............          02/01/98                         6.125         249,983
                                                                                                         ---------------
Total Short-Term Corporate Obligations
  (cost--$1,400,121)...................................                                                       1,400,121
                                                                                                         ---------------

REPURCHASE AGREEMENT--1.01%
     90   Repurchase Agreement dated 12/31/97 with
            State Street Bank & Trust Company,
            collateralized by $74,118
            U.S. Treasury Bonds, 10.750% due 05/15/03
            (value--$91,818); proceeds: $90,025
            (cost--$90,000)............................          01/02/98                         5.000          90,000
                                                                                                         ---------------
                                                                                                              8,927,237
Total Investments (cost--$8,927,237)--100.24%..........
                                                                                                                (21,345)
Liabilities in excess of other assets--(0.24)%.........
                                                                                                         ---------------
Net Assets--100.00%....................................                                                   $   8,905,892
                                                                                                         ---------------
                                                                                                         ---------------

-----------------

*          Variable rate security--Maturity date reflects earlier of reset date or stated maturity. The interest rates shown are the current rates at December 31, 1997.
@          Interest rates shown are discount rates at dates of purchase.
MTN        Medium Term Note

                       Weighted average maturity--34 days

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1997

PRINCIPAL
 AMOUNT                                                      MATURITY              INTEREST
  (000)                                                       DATES                 RATES                VALUE
---------                                              -------------------- ---------------------- -----------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--13.32%
  $ 285   Federal Home Loan Mortgage Corp.*............       01/23/98                      5.630%  $     284,011
    265   Federal National Mortgage Association
            Notes......................................       02/02/06                      5.875         262,056
    200   U.S. Treasury Lincs..........................       08/15/09                      6.000         198,500
    225   U.S. Treasury Notes..........................       12/31/99                      7.750         233,789
                                                                                                   -----------------
Total U.S. Government & Agency Obligations
  (cost--$979,342).....................................                                                   978,356
                                                                                                   -----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--9.11%
    408   GNMA.........................................       01/15/24                      7.000         410,667
    241   GNMA.........................................       11/15/17                      8.500         258,368
                                                                                                   -----------------
Total Government National Mortgage Association
  Certificates
  (cost--$636,546).....................................
                                                                                                          669,035
                                                                                                   -----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--20.29%
     65   FNMA.........................................       12/01/08                      6.000          64,101
    425   FNMA COFI ARM................................         TBA                         6.199         424,734
    120   FNMA.........................................       04/01/09                      7.000         121,701
    387   FNMA.........................................       10/01/23                      7.000         390,054
    352   FNMA.........................................       07/01/09                      7.500         360,688
    125   FNMA.........................................       09/01/11                      8.000         129,021
                                                                                                   -----------------
Total Federal National Mortgage Association
  Certificates
  (cost--$1,452,857)...................................
                                                                                                        1,490,299
                                                                                                   -----------------

COLLATERALIZED MORTGAGE OBLIGATIONS--10.42%
     98   Amresco Commercial Mortgage Funding I Corp.,
            Series 1997-C1, Class A1...................       06/17/29                      6.730          99,087
     84   CS First Boston Mortgage Securities Corp.,
            Series 1995-WF1-A1.........................       12/21/27                      6.452          83,891
     79   DLJ Mortgage Acceptance Corp. Series
            1994-MF11, Class A1 .......................       06/18/04                      8.100          83,675
     83   FDIC REMIC Trust 1994-C1, Class 2A2..........       09/25/25                      7.850          83,186
     63   FDIC REMIC Trust 1996-C1, Class 1A...........       05/25/26                      6.750          63,527
    187   Merrill Lynch Mortgage Investments Inc.,
            Series 1996-C1, Class A1...................       04/25/28                      7.150         192,297
    157   Morgan Stanley Capital I, Series 1997-WF1,
            Class A1+..................................       10/15/06                      6.830         159,868
                                                                                                   -----------------
Total Collateralized Mortgage Obligations
  (cost--$757,862).....................................                                                   765,531
                                                                                                   -----------------

CORPORATE BONDS--54.26%
BANKS--9.46%
    200   BankAmerica Corp. ...........................       06/15/04                      7.625         212,215
    225   JP Morgan & Company Inc. ....................       09/15/04                      7.625         239,843
    235   MBNA Capital I...............................       12/01/26                      8.278         242,832
                                                                                                   -----------------
                                                                                                          694,890
                                                                                                   -----------------
DIVERSIFIED RETAIL--3.35%
    250   Wal Mart Stores Inc. ........................       10/15/05                      5.875         245,659
                                                                                                   -----------------
FINANCIAL SERVICES--5.28%
    300   Commercial Credit Group Inc. ................       05/01/02                      6.875         305,976
     80   First Industrial LP..........................       05/15/27                      7.150          82,120
                                                                                                   -----------------
                                                                                                          388,096
                                                                                                   -----------------
HOUSEHOLD PRODUCTS--3.00%
    225   Procter & Gamble Corp. ......................       01/15/26                      6.450         219,958
                                                                                                   -----------------

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PRINCIPAL
 AMOUNT                                                      MATURITY              INTEREST
  (000)                                                       DATES                 RATES                VALUE
---------                                              -------------------- ---------------------- -----------------

CORPORATE BONDS--(CONCLUDED)

INSURANCE--13.70%
  $ 250   American Re Corp. ...........................       12/15/26                      7.450%  $     269,429
    250   Equitable Life+..............................       12/01/05                      6.950         254,545
    225   Loews Corp. .................................       12/15/06                      6.750         227,900
    250   Travelers Property Casualty Corp. ...........       04/15/01                      6.750         254,191
                                                                                                   -----------------
                                                                                                        1,006,065
                                                                                                   -----------------
LEISURE--3.25%
    225   Time Warner Inc. ............................       06/15/05                      7.750         238,764
                                                                                                   -----------------
SECURITIES AND ASSET MANAGEMENT--3.14%
    225   Lehman Brothers Holdings Inc. ...............       09/15/03                      7.125         230,889
YANKEE BONDS--13.08%
    225   ABN-AMRO Bank NV.............................       05/15/23                      7.750         246,957
    225   Dresdner Bank AG.............................       09/15/05                      6.625         228,181
    225   Societe Generale New York....................       06/01/06                      7.400         235,069
    250   Toronto Dominion Bank of Ontario.............       08/15/08                      6.500         250,622
                                                                                                   -----------------
                                                                                                          960,829
                                                                                                   -----------------
Total Corporate Bonds (cost--$3,778,611)...............                                                 3,985,150
                                                                                                   -----------------

REPURCHASE AGREEMENT--3.88%
    285   Repurchase Agreement dated 12/31/97 with
            State Street Bank & Trust Company,
            collateralized by $234,706 U.S. Treasury
            Bonds, 10.750% due 05/15/03
            (value--$290,757);
            proceeds: $285,079 (cost--$285,000)........       01/02/98                      5.000         285,000
                                                                                                   -----------------
                                                                                                        8,173,371
Total Investments (cost--$7,890,218)--111.28%..........
                                                                                                         (828,510)
Liabilities in excess of other assets--(11.28)%........
                                                                                                   -----------------
Net Assets--100.00%....................................                                             $   7,344,861
                                                                                                   -----------------
                                                                                                   -----------------

-----------------

*          Discount Note--The interest rate shown is the discount rate at date of purchase.
+          Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ARM        Adjustable Rate Mortgage. The interest rate shown is the current rate as of December 31, 1997.
COFI       Cost of Funds Index
REMIC      Real Estate Mortgage Investment Conduit
TBA        To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/-1.0%) principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1997

 PRINCIPAL
  AMOUNT                                                       MATURITY                 INTEREST
   (000)                                                        DATES                     RATES                 VALUE
-----------                                              -------------------- ----------------------------- -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--18.51%
  $   177   GNMA II ARM..................................       07/20/27                         6.000%      $   178,142
      270   GNMA II ARM..................................       09/20/25                         7.000           276,706
      278   GNMA II ARM..................................       06/20/25                         7.375           286,295
      464   GNMA II ARM..................................       02/20/25                         7.000           475,219
       89   GNMA II ARM..................................       05/20/25                         7.375            91,618
      510   GNMA II ARM..................................       11/20/21                         6.875           522,849
                                                                                                            -------------
Total Government National Mortgage Association
  Certificates
  (cost--$1,823,942).....................................
                                                                                                               1,830,829
                                                                                                            -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--7.58%
      750   FNMA ARM TBA (cost--$747,656)................         TBA                            6.170           749,531
                                                                                                            -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--43.06%
       54   Chase Mortgage Finance Corp. REMIC Series
              1993-N, Class A1...........................       11/25/24                         6.750            53,330
       48   Countrywide Mortgage Backed Securities Inc.
              REMIC Series 1993-E, Class A1..............       01/25/24                         6.500            47,701
      160   FHLMC REMIC Series 1614, Class QZ............       11/15/23                         6.500           149,533
      185   FHLMC REMIC Series 1628, Class KZ............       12/15/23                         6.250           175,548
      187   FNMA REMIC Series 1991-57, Class Z...........       05/25/21                         6.500           184,251
      258   FNMA REMIC Series 1991-59, Class K...........       05/25/16                         8.000           259,192
      297   FNMA REMIC Series 1993-112, Class ZB.........       07/25/23                         7.000           298,009
       93   FNMA REMIC Series 1993-163, Class ZA.........       09/25/23                         7.000            92,998
      137   FNMA REMIC Series 1993-96, Class PZ..........       06/25/23                         7.000           143,329
       49   FNMA REMIC Series 1993-98, Class FC (1)......       07/25/22                         6.057            47,184
      306   FNMA REMIC Series G92-40, Class ZC...........       07/25/22                         7.000           306,005
      235   FNMA REMIC Series G93-16, Class K............       04/25/23                         5.000           199,969
       83   Greenwich Capital Acceptance Inc., REMIC
              Series 1991-B, Class A1, ARM...............       01/25/22                         7.620            84,842
      254   Greenwich Capital Acceptance Inc., REMIC
              Series 1992-LB6, Class A1, ARM.............       10/25/22                         7.327           255,936
      500   Merrill Lynch Mortgage Investors Inc., REMIC
              Series 1993-I, Class A3 (1)................       11/15/23                         6.308           505,935
      386   Prudential Home Mortgage Securities Corp.
              REMIC Series 1993-38, Class A7.............       09/25/23                         6.950           374,589
      458   Residential Funding Mortgage Services, REMIC
              Series 1997-S7, Class A5...................       05/25/27                         7.500           456,179
      674   Westam Mortgage Financial Corp., REMIC Series
              14A, Class A...............................       06/26/20                         5.350           624,080
                                                                                                            -------------
Total Collateralized Mortgage Obligations
  (cost--$4,003,690).....................................                                                      4,258,610
                                                                                                            -------------

STRIPPED MORTGAGE-BACKED SECURITIES--0.22%
       35   FNMA REMIC Series 1993-235, Class G*(2)
              (cost--$18,671)............................       09/25/23                         5.940+           21,615
                                                                                                            -------------

CORPORATE BONDS--27.34%
      500   Ford Motor Credit Co. (1)....................       11/09/98                         5.650           499,343
      200   Gulf Canada Resources Ltd. ..................       08/15/99                         9.000           209,235
      300   Lehman Brothers Holdings Inc. (1)............       01/12/99                         5.870           299,248
      500   Noranda Inc. (1).............................       08/18/00                         6.625           505,250
      500   RJR Nabisco Inc. ............................       12/01/02                         8.625           531,897
      500   United Airlines Inc. ........................       02/19/15                        10.850           659,295
                                                                                                            -------------
Total Corporate Bonds (cost--$2,649,716).................                                                      2,704,268
                                                                                                            -------------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

 PRINCIPAL
  AMOUNT                                                       MATURITY                 INTEREST
   (000)                                                        DATES                     RATES                 VALUE
-----------                                              -------------------- ----------------------------- -------------
FOREIGN GOVERNMENT OBLIGATIONS--1.77%
  $    96   Republic of Argentina FRN....................       03/31/05                         6.688%      $    85,800
      100   Republic of Philippines......................       10/07/16                         8.750            89,250
                                                                                                            -------------
Total Foreign Government Obligations (cost--$174,862)....                                                        175,050
                                                                                                            -------------

LONG-TERM U.S. GOVERNMENT OBLIGATIONS--12.83%
    1,070   U.S. Treasury Bonds..........................       02/15/26                         6.000         1,068,663
      202   U.S. Treasury Inflation Index Notes..........       07/15/02                         3.625           200,898
                                                                                                            -------------
Total Long-Term U.S. Government Obligations
  (cost--$1,260,302).....................................                                                      1,269,561
                                                                                                            -------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS@--0.30%
       30   U.S. Treasury Bills++ (cost--$29,608)........ 03/12/98 to 04/16/98        5.175 to 5.190              29,608
                                                                                                            -------------

CERTIFICATE OF DEPOSIT--2.02%
      200   Bank of Tokyo Mitsubishi Ltd.
              (cost--$200,000)...........................       06/18/98                         6.470           200,000
                                                                                                            -------------

COMMERCIAL PAPER@--2.00%
      200   Abbott Laboratories (cost--$199,600).........       01/13/98                         6.000           199,600
                                                                                                            -------------

REPURCHASE AGREEMENT--3.03%
      300   Repurchase Agreement dated 12/31/97 with
              State Street
              Bank & Trust Company, collateralized by
              $250,000
              U.S. Treasury Notes, 10.750% due 05/15/03
              (value--$309,704); proceeds: $300,083
              (cost--$300,000)...........................       01/02/98                         5.000           300,000
                                                                                                            -------------
Total Investments (cost--$11,408,047)--118.68%...........                                                     11,738,672
                                                                                                              (1,847,846)
Liabilities in excess of other assets--(18.68)%..........
                                                                                                            -------------
Net Assets--100.00%......................................                                                    $ 9,890,826
                                                                                                            -------------
                                                                                                            -------------

-----------------

*          Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+          Estimated yield to maturity at December 31, 1997.
++         Entire or partial amount pledged as collateral for futures transactions.
@          Interest rates shown are discount rates at dates of purchase.
ARM        Adjustable Rate Mortgage--The interest rates shown are the current rates as of December 31, 1997.
REMIC      Real Estate Mortgage Investment Conduit
TBA        To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)        Floating rate securities--The interest rates shown are the current rates as of December 31, 1997.
(2)        Illiquid security represents 0.22% of net assets.

FUTURES CONTRACTS

 NUMBER OF                                                        IN               EXPIRATION       UNREALIZED
 CONTRACTS              CONTRACTS TO RECEIVE                 EXCHANGE FOR             DATE         APPRECIATION
----------- -----------------------------------------------------------------      ----------      ------------
       11   10 year U.S. Treasury Notes..................   $      1,233,031        March 98         $     688
       12   5 year U.S. Treasury Notes...................          1,303,125        March 98               375
                                                                                                        ------
                                                                                                     $   1,063
                                                                                                        ------
                                                                                                        ------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1997

PRINCIPAL
  AMOUNT                                                                MATURITY             INTEREST
  (000)*                                                                  DATES                RATES                VALUE
----------                                                         -------------------  -------------------  -------------------
LONG-TERM DEBT SECURITIES--88.02%
CANADA--1.98%
       375  Government of Canada.................................       06/01/08                10.000%      $        351,055
                                                                                                             -------------------
CHILE--1.09%
  US$  190  Empresa Nacional de Electricidad, S.A. ..............       02/01/37                 7.325                192,499
                                                                                                             -------------------
GERMANY--11.79%
                                                                       07/22/02 to
     3,392  Federal Republic of Germany..........................       07/04/07          6.000 to 8.000            2,090,122
                                                                                                             -------------------
ITALY--3.50%
                                                                       01/01/02 to
   915,000  Republic of Italy....................................       04/01/04          8.500 to 12.000             619,823
                                                                                                             -------------------
NETHERLANDS--4.17%
                                                                       09/15/01 to
     1,360  Government of Netherlands............................       01/15/06          6.000 to 8.750              738,693
                                                                                                             -------------------
NEW ZEALAND--1.15%
       320  Government of New Zealand............................       03/15/02                10.000                203,584
                                                                                                             -------------------
POLAND--1.93%
     1,000  Republic of Poland (1)...............................       06/12/02                12.000                204,993
  US$  160  Republic of Poland, PDI..............................       10/27/14                 4.000#               138,200
                                                                                                             -------------------
                                                                                                                      343,193
                                                                                                             -------------------
SPAIN--1.78%
    41,700  Government of Spain..................................       03/25/00                12.250                316,448
                                                                                                             -------------------
SWEDEN--2.94%
                                                                       06/15/01 to
     3,400  Kingdom of Sweden....................................       05/05/03         10.250 to 13.000             522,031
                                                                                                             -------------------
UNITED KINGDOM--11.46%
                                                                       07/14/00 to
     1,055  United Kingdom Gilt..................................       12/07/15          8.000 to 13.000           2,032,824
                                                                                                             -------------------
UNITED STATES--46.23%
       308  Banc One Corp. ......................................       09/01/00                 6.250                309,914
       800  Clorox Corp..........................................       07/15/01                 8.800                865,858
  NZD  650  Federal National Mortgage Association................       06/20/02                 7.250                369,282
       800  Ford Motor Credit Corp...............................       07/01/01                 9.500                880,707
       600  U.S. Treasury Inflation Index Notes..................       01/15/07                 3.375                596,097
                                                                       08/15/99 to
     4,961  U.S. Treasury Notes..................................       05/15/07          6.250 to 8.000            5,174,533
                                                                                                             -------------------
                                                                                                                    8,196,391
                                                                                                             -------------------
Total Long-Term Debt Securities (cost--$15,966,260)..............                                                  15,606,663
                                                                                                             -------------------

SHORT-TERM DEBT SECURITIES--15.05%
DENMARK--2.68%
     3,138  Government of Denmark................................       11/15/98                 9.000                475,788
                                                                                                             -------------------
UNITED STATES--12.37%
     2,200  U.S. Treasury Bills..................................       01/22/98                 5.350@             2,193,356
                                                                                                             -------------------
Total Short-Term Debt Securities (cost--$2,682,062)..............                                                   2,669,144
                                                                                                             -------------------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

PRINCIPAL
  AMOUNT                                                                MATURITY             INTEREST
  (000)                                                                   DATE                 RATE                 VALUE
----------                                                         -------------------  -------------------  -------------------
REPURCHASE AGREEMENT--1.50%
      $265  Repurchase Agreement dated 12/31/97 with Brown
              Brothers Harriman & Company, collateralized by
              $270,000 U.S. Treasury Notes, 5.125% due
              04/30/98; (value--$271,900); proceeds: $265,074
              (cost--$265,000)...................................       01/02/98              5.000%         $        265,000
                                                                                                             -------------------
Total Investments (cost--$18,913,322)--104.57%...................                                                  18,540,807
                                                                                                                     (810,292)
Liabilities in excess of other assets--(4.57%)...................
                                                                                                             -------------------
Net Assets--100.00%..............................................                                            $     17,730,515
                                                                                                             -------------------
                                                                                                             -------------------

-----------------

*          In local currency unless otherwise indicated
#          Reflects rate at December 31, 1997 on step up coupon rate instrument
@          Yield to maturity
PDI        Past Due Interest bond
(1)        Illiquid security representing 1.16% of net assets

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                   UNREALIZED
                                                               CONTRACT TO                                        APPRECIATION
                                                                 DELIVER    IN EXCHANGE FOR    MATURITY DATES     (DEPRECIATION)
                                                               -----------  ---------------  -------------------  -------------
                                                                                                 01/27/98 to
Australian Dollars...........................................      955,000  U.S.$  697,138        02/27/98         $    74,717
Australian Dollars...........................................      110,000  U.S.$   77,341        03/03/98               5,649
                                                                                                 01/12/98 to
British Pounds...............................................      697,850  U.S.$ 1,164,107       01/20/98              18,742
British Pounds...............................................      125,000  U.S.$  210,250        02/26/98               5,508
                                                                                                 01/05/98 to
Canadian Dollars.............................................      945,000  U.S.$  661,870        01/22/98                 404
Czech Korunas................................................   10,741,723  U.S.$  307,789        04/29/98              (2,792)
                                                                                                 01/09/98 to
German Deutschemarks.........................................    1,300,000  U.S.$  733,999        06/22/98               8,701
German Deutschemarks.........................................      600,000  U.S.$  382,190        01/21/98              48,671
Italian Lira.................................................  966,000,000  U.S.$  545,544        02/27/98                 (47)
Italian Lira.................................................  133,000,000  U.S.$   77,174        02/27/98               2,042
Netherlands Guilders.........................................      550,000  U.S.$  274,657        01/26/98               2,965
New Zealand Dollars..........................................      623,000  U.S.$  363,832        01/20/98               2,586
New Zealand Dollars..........................................      400,000  U.S.$  250,400        01/13/98              18,140
New Zealand Dollars..........................................      150,000  U.S.$   92,700        01/14/98               5,649
Polish Zloties...............................................      570,000  U.S.$  149,402        03/02/98             (12,300)
Spanish Pesetas..............................................   35,501,519  U.S.$  254,601         2/10/98              21,668
Swedish Kronas...............................................    5,957,526  U.S.$  785,349        01/14/98              34,113
                                                                                                 01/27/98 to
U.S. Dollars.................................................      669,612  AUD   955,000         02/27/98             (47,190)
U.S. Dollars.................................................       72,707  AUD   110,000         03/03/98              (1,014)
U.S. Dollars.................................................      401,691  CAD   570,000         01/15/98              (2,825)
U.S. Dollars.................................................      311,499  CZK 10,741,723        04/29/98                (919)
U.S. Dollars.................................................      452,233  DEM   800,000         01/09/98              (7,541)
U.S. Dollars.................................................      366,674  DEM   600,000         01/21/98             (33,155)
U.S. Dollars.................................................      245,449  ESP 35,501,519        02/10/98             (12,517)
U.S. Dollars.................................................      286,546  ITL 496,000,000       02/27/98              (6,212)
U.S. Dollars.................................................      295,318  JPY 38,214,200        01/09/98              (2,370)
U.S. Dollars.................................................      232,000  NZD   400,000         01/13/98                 260
U.S. Dollars.................................................      155,225  PLN   570,000         03/02/98               6,478
U.S. Dollars.................................................      270,508  SEK  2,127,526        01/14/98              (2,311)
                                                                                                                  -------------
                                                                                                                   $   125,100
                                                                                                                  -------------
                                                                                                                  -------------

CURRENCY TYPE ABBREVIATIONS:

AUD --Australian Dollars          ITL --Italian Lira
CAD --Canadian Dollars            JPY --Japanese Yen
CZK --Czech Korunas               NZD --New Zealand Dollars
DEM--German Deutschemarks         PLN --Polish Zloties
ESP --Spanish Pesetas             SEK --Swedish Kronas

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1997

   NUMBER OF
    SHARES                                                           VALUE
---------------                                                  -------------
COMMON STOCKS--84.41%
AGRICULTURE, FOOD & BEVERAGE--0.35%
        2,600   RJR Nabisco Holdings Corp. .....................   $    97,500
                                                                 -------------
AIRLINES--1.38%
        2,000   AMR Corp.*......................................       257,000
        3,400   Alaska Air Group Inc. ..........................       131,750
                                                                 -------------
                                                                       388,750
                                                                 -------------
APPAREL, TEXTILES--0.55%
        3,300   Westpoint Stevens Inc.*.........................       155,925
                                                                 -------------
BANKS--4.42%
        2,700   BB & T Corp. ...................................       172,969
        3,000   BankAmerica Corp. ..............................       219,000
        4,725   Charter One Financial Inc. .....................       298,266
        2,500   Chase Manhattan Corp. ..........................       273,750
        4,200   First Union Corp. ..............................       215,250
        1,100   NationsBank Corp. ..............................        66,894
                                                                 -------------
                                                                     1,246,129
                                                                 -------------
COMPUTER HARDWARE--3.42%
        3,300   CHS Electronics Inc.*...........................        56,513
        6,150   Cisco Systems Inc.*.............................       342,862
        4,500   Compaq Computer Corp. ..........................       253,969
        2,400   Dell Computer Corp.*............................       201,600
        3,800   Interface Inc. .................................       110,200
                                                                 -------------
                                                                       965,144
                                                                 -------------
COMPUTER SOFTWARE--2.20%
        7,300   Cadence Design Systems Inc.*....................       178,850
        4,500   Computer Associates International Inc. .........       237,937
        5,000   Sterling Software Inc.*.........................       205,000
                                                                 -------------
                                                                       621,787
                                                                 -------------
CONSUMER DURABLES--1.29%
        6,300   Furniture Brands International Inc.*............       129,150
        4,000   HON Industries Inc. ............................       236,000
                                                                 -------------
                                                                       365,150
                                                                 -------------
DEFENSE/AEROSPACE--4.06%
        5,100   AAR Corp. ......................................       197,625
        5,600   Allied-Signal Inc. .............................       218,050
        4,800   Boeing Co. .....................................       234,900
        1,800   Lockheed Martin Corp. ..........................       177,300
        3,100   Lucasvarity PLC, ADR............................       108,112
        2,300   Precision Castparts Corp. ......................       138,719
        2,300   Tracor Inc.*....................................        69,863
                                                                 -------------
                                                                     1,144,569
                                                                 -------------
DIVERSIFIED RETAIL--2.31%
        4,325   Dayton Hudson Corp. ............................       291,937
        6,500   Fred Meyer Inc.*................................       236,438
        4,300   Proffitts Inc.*.................................       122,281
                                                                 -------------
                                                                       650,656
                                                                 -------------
DRUGS & MEDICINE--4.22%
        3,500   American Home Products Corp. ...................       267,750

   NUMBER OF
    SHARES                                                           VALUE
---------------                                                  -------------

DRUGS & MEDICINE--(CONCLUDED)

        1,700   Amerisource Health Corp.*.......................   $    99,025
        4,000   Bergen Brunswig Corp. ..........................       168,500
        4,750   ICN Pharmaceuticals Inc. .......................       231,859
        4,000   Schering-Plough Corp. ..........................       248,500
        5,400   Watson Pharmaceuticals Inc.*....................       175,163
                                                                 -------------
                                                                     1,190,797
                                                                 -------------
ELECTRIC UTILITIES--1.11%
        4,200   New York State Electric & Gas Corp. ............       149,100
        4,200   Utilicorp United Inc. ..........................       163,013
                                                                 -------------
                                                                       312,113
                                                                 -------------
ELECTRICAL EQUIPMENT--2.95%
        1,500   Honeywell Inc. .................................       102,750
        3,800   Johnson Controls Inc. ..........................       181,450
        3,850   KLA Tencor Corp.*...............................       148,706
       10,000   Mettler Toledo International Inc.*..............       172,500
        5,200   SCI Systems Inc.*...............................       226,525
                                                                 -------------
                                                                       831,931
                                                                 -------------
ELECTRICAL POWER--1.52%
        7,000   CBS Corp. ......................................       206,063
        3,700   Philips Electronics N.V. .......................       223,850
                                                                 -------------
                                                                       429,913
                                                                 -------------
ENERGY RESERVES & PRODUCTION--4.00%
        4,500   Mobil Corp. ....................................       324,844
        2,900   Royal Dutch Petroleum Co. ......................       157,144
        4,900   Texaco Inc. ....................................       266,437
        4,300   Union Texas Petroleum Holdings Inc. ............        89,494
        7,500   Unocal Corp. ...................................       291,094
                                                                 -------------
                                                                     1,129,013
                                                                 -------------
FINANCIAL SERVICES--1.76%
        3,500   CIT Group Inc.*.................................       112,875
        1,500   Countrywide Credit Industries Inc. .............        64,313
        2,300   SLM Holding Corp. ..............................       319,987
                                                                 -------------
                                                                       497,175
                                                                 -------------
FOOD RETAIL--1.12%
        5,000   Safeway Inc.*...................................       316,250
                                                                 -------------
FOREST PRODUCTS & PAPER--0.81%
        6,000   Fort James Corp. ...............................       229,500
                                                                 -------------
FREIGHT, AIR, SEA & LAND--0.44%
        2,000   Airborne Freight Corp. .........................       124,250
                                                                 -------------
GAS UTILITIES--0.89%
        1,400   Columbia Gas System Inc. .......................       109,988
        3,500   MCN Energy Group Inc. ..........................       141,312
                                                                 -------------
                                                                       251,300
                                                                 -------------
HEAVY MACHINERY--2.00%
        5,000   Agco Corp. .....................................       146,250
        2,700   Caterpillar Inc. ...............................       131,119

MITCHELL HUTCHINS SERIES TRUST--BALANCED PORTFOLIO

   NUMBER OF
    SHARES                                                           VALUE
---------------                                                  -------------

COMMON STOCKS--(CONTINUED)
HEAVY MACHINERY--(CONCLUDED)

        4,900   Deere & Co. ....................................   $   285,731
                                                                 -------------
                                                                       563,100
                                                                 -------------
HOTELS--1.46%
        5,000   Hilton Hotels Corp. ............................       148,750
        2,700   Marriott International Inc. ....................       186,975
        3,700   Prime Hospitality Corp.*........................        75,388
                                                                 -------------
                                                                       411,113
                                                                 -------------
INDUSTRIAL PARTS--4.50%
        3,400   ASM Lithography Holdings N.V.*..................       229,500
        2,800   Aeroquip Vickers Inc. ..........................       137,375
        2,550   American Standard Companies Inc.*...............        97,697
        4,000   Crane Co. ......................................       173,500
        5,000   Ingersoll Rand Co. .............................       202,500
        4,100   Parker-Hannifin Corp. ..........................       188,088
        3,300   United Technologies Corp. ......................       240,281
                                                                 -------------
                                                                     1,268,941
                                                                 -------------
INDUSTRIAL SERVICES/SUPPLIES--1.36%
        8,500   Tyco International Ltd. ........................       383,031
                                                                 -------------
INFORMATION & COMPUTER SERVICES--0.55%
        4,200   Valassis Communications Inc.*...................       155,400
                                                                 -------------
LIFE INSURANCE--2.81%
        4,200   Conseco Inc. ...................................       190,838
        2,800   Protective Life Corp. ..........................       167,300
        5,400   Reliastar Financial Corp. ......................       222,412
        5,000   SunAmerica Inc. ................................       213,750
                                                                 -------------
                                                                       794,300
                                                                 -------------
LONG DISTANCE & PHONE COMPANIES--1.29%
        4,000   Bell Atlantic Corp. ............................       364,000
                                                                 -------------
MEDICAL PRODUCTS--0.42%
        1,800   Johnson & Johnson...............................       118,575
                                                                 -------------
MEDICAL PROVIDERS--2.30%
        4,000   Lincare Holdings Inc.*..........................       228,000
        8,000   Tenet Healthcare Corp.*.........................       265,000
        3,700   Wellpoint Health Networks Inc.*.................       156,325
                                                                 -------------
                                                                       649,325
                                                                 -------------
MINING & METALS--1.72%
        4,800   Ispat International N.V.*.......................       103,800
        4,500   Martin Marietta Inc.*...........................       164,531
       11,000   Wyman Gordon Co.*...............................       215,875
                                                                 -------------
                                                                       484,206
                                                                 -------------
MOTOR VEHICLES--3.09%
        5,600   Borg Warner Automotive Inc. ....................       291,200
        5,500   Chrysler Corp. .................................       193,531
        5,000   Ford Motor Co. .................................       243,438
        3,000   Lear Corp.*.....................................       142,500
                                                                 -------------
                                                                       870,669
                                                                 -------------
   NUMBER OF
    SHARES                                                           VALUE
---------------                                                  -------------

OIL REFINING--2.15%
        2,100   British Petroleum PLC, ADR......................   $   167,344
        3,700   Coastal Corp. ..................................       229,168
        6,200   USX-Marathon Group..............................       209,250
                                                                 -------------
                                                                       605,762
                                                                 -------------
OIL SERVICES--1.97%
          900   Camco International Inc. .......................        57,319
        2,700   Ensco International Inc. .......................        90,450
        4,500   Global Marine Inc.*.............................       110,250
        1,400   Halliburton Co. ................................        72,712
        2,800   Schlumberger Ltd. ..............................       225,400
                                                                 -------------
                                                                       556,131
                                                                 -------------
OTHER INSURANCE--4.03%
        1,800   ACE Ltd. .......................................       173,700
        2,300   Allstate Corp. .................................       209,012
        2,200   American International Group Inc. ..............       239,250
        1,000   CIGNA Corp. ....................................       173,063
        1,800   Loews Corp. ....................................       191,025
        3,450   Travelers Property Casualty Corp. ..............       151,800
                                                                 -------------
                                                                     1,137,850
                                                                 -------------
PUBLISHING--1.35%
        4,200   Meredith Corp. .................................       149,888
        3,500   New York Times Co., Class A.....................       231,437
                                                                 -------------
                                                                       381,325
                                                                 -------------
RAILROADS--0.95%
        6,000   Trinity Industries Inc. ........................       267,750
                                                                 -------------
REAL PROPERTY--3.31%
        3,700   Chelsea GCA Realty Inc. ........................       141,294
        4,600   Crescent Real Estate Equities...................       181,125
        4,000   Equity Residential Properties Trust.............       202,250
        4,200   LaFarge Corp.*..................................       124,162
        3,050   Starwood Lodging Corp. (1)......................       176,519
        2,300   Vornado Realty Trust............................       107,956
                                                                 -------------
                                                                       933,306
                                                                 -------------
SECURITIES & ASSET MANAGEMENT--3.02%
        3,000   Lehman Brothers Holdings Inc. ..................       153,000
        2,100   Merrill Lynch & Co., Inc. ......................       153,169
        4,700   Morgan Stanley, Dean Witter, Discover & Co. ....       277,888
        4,950   Travelers Group Inc. ...........................       266,681
                                                                 -------------
                                                                       850,738
                                                                 -------------
SEMICONDUCTOR--2.05%
        6,400   Applied Materials Inc.*.........................       192,800
        6,900   Integrated Process Equipment Corp.*.............       108,675
        3,700   National Semiconductor Corp.*...................        95,969
        4,000   Texas Instruments Inc. .........................       180,000
                                                                 -------------
                                                                       577,444
                                                                 -------------
SPECIALTY RETAIL--1.89%
        7,900   Claire's Stores Inc. ...........................       153,556

MITCHELL HUTCHINS SERIES TRUST--BALANCED PORTFOLIO

   NUMBER OF
    SHARES                                                           VALUE
---------------                                                  -------------

COMMON STOCKS--(CONCLUDED)
SPECIALTY RETAIL--(CONCLUDED)

        7,187   Dollar General Corp. ...........................   $   260,529
        5,200   Zale Corp.*.....................................       119,600
                                                                 -------------
                                                                       533,685
                                                                 -------------
THRIFT--2.51%
        4,900   Ahmanson, H F & Co. ............................       327,994
        7,900   Dime Bancorp Inc.*..............................       238,975
        1,950   Greenpoint Financial Corp. .....................       141,497
                                                                 -------------
                                                                       708,466
                                                                 -------------
TOBACCO--0.88%
        5,500   Phillip Morris Co. Inc. ........................       249,219
                                                                 -------------
Total Common Stocks (cost--$19,181,566).........................    23,812,186
                                                                 -------------
   NUMBER OF
    SHARES                                                           VALUE
---------------                                                  -------------
PREFERRED STOCKS--3.87%
ENERGY RESERVES & PRODUCTION--1.28%
        5,000   Devon Financing Trust+..........................   $   361,562
                                                                 -------------
LONG DISTANCE & PHONE COMPANIES--0.28%
        1,250   ICG Communications Inc. ........................        78,437
                                                                 -------------
MOTOR VEHICLES--0.88%
        5,000   Federal Mogul Financing Trust+..................       250,625
                                                                 -------------
OIL SERVICES--0.46%
        2,800   EVI Inc. .......................................       128,625
                                                                 -------------
OTHER INSURANCE--0.31%
        1,500   Frontier Financing Trust+.......................        86,813
                                                                 -------------
THRIFT--0.66%
        1,200   Lomak Financing Trust+..........................        56,700
        2,000   Tosco Financing Trust+..........................       129,125
                                                                 -------------
                                                                       185,825
                                                                 -------------
Total Preferred Stocks (cost--$937,500).........................     1,091,887
                                                                 -------------

PRINCIPAL
 AMOUNT                                               MATURITY            INTEREST
 (000)                                                 DATES               RATES            VALUE
--------                                         ------------------ -------------------- ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--7.12%
 $  620  Federal Home Loan Mortgage Corp.........      09/25/00                5.970%         621,666
    300  Federal National Mortgage Association
           Notes.................................      11/21/07                6.550          300,950
    185  Federal National Mortgage Association
           Notes.................................      07/26/04                6.750          187,938
     17  U.S. Treasury Bonds.....................      11/15/12               10.375           22,599
     91  U.S. Treasury Bonds.....................      02/15/21                7.875          111,731
    515  U.S. Treasury Bonds.....................      11/15/27                6.125          529,163
    175  U.S. Treasury Notes.....................      09/30/99                7.125          179,156
     53  U.S. Treasury Notes.....................      04/30/02                6.625           54,772
                                                                                         ------------
Total U.S. Government & Agency Obligations
  (cost--$1,989,327).............................                                           2,007,975
                                                                                         ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--3.49%
    255  GNMA ARM................................      01/20/28                5.500          254,761
    682  GNMA....................................      11/15/17                8.500          731,035
                                                                                         ------------
Total Government National Mortgage Association
  Certificates
  (cost--$974,059)...............................
                                                                                              985,796
                                                                                         ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.41%
    187  FNMA....................................      01/01/26                7.500          191,936
    122  FNMA....................................      02/01/25                9.000          131,528
     67  FNMA....................................      02/01/25                9.500           73,096
                                                                                         ------------
Total Federal National Mortgage Association
  Certificates
  (cost--$393,020)...............................
                                                                                              396,560
                                                                                         ------------

MITCHELL HUTCHINS SERIES TRUST--BALANCED PORTFOLIO

PRINCIPAL
 AMOUNT                                               MATURITY            INTEREST
 (000)                                                 DATES               RATES            VALUE
--------                                         ------------------ -------------------- ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--4.36%
 $  113  Amresco Commercial Mortgage Funding I
           Corp. Series 1997-C1, Class A1........      06/17/29                6.730%      $  113,951
     84  CS First Boston Mortgage Securities
           Corp., Series 1995-WF1, Class A1......      12/21/27                6.452           83,891
    107  CS First Boston Mortgage Securities
           Corp., Series 1997-2, Class A+........      06/25/20                7.500          110,141
     72  DLJ Mortgage Acceptance Corp., Series
           1997-CF1, Class A1A+..................      05/15/06                7.400           75,900
     94  DLJ Mortgage Acceptance Corp., Series
           1994-MF11, Class A1...................      06/18/04                8.100           98,441
     95  FDIC REMIC Series 1996-C1 Class 1A......      05/25/26                6.750           95,291
     99  FDIC REMIC Trust 1994-C1, Class 2A2.....      09/25/25                7.850           99,823
    106  FNMA REMIC Series 1996-M4 Class A.......      03/17/17                7.750          108,426
    115  FNMA REMIC Series 1996-M6 Class E.......      09/17/19                7.750          117,362
     96  GMAC Commercial Mortgage Security,
           Series 1996-C1, Class A2A.............      09/15/03                6.790           97,124
    112  Merrill Lynch Mortgage Investments Inc.,
           Series 1996-C1, Class A1..............      04/25/28                7.150          115,378
    113  Morgan Stanley Capital I Inc., Series
           1997-WF1, Class A1+...................      10/15/06                6.830          115,139
                                                                                         ------------
Total Collateralized Mortgage Obligations
  (cost--$1,218,087).............................                                           1,230,867
                                                                                         ------------

CORPORATE BONDS--12.37%
    250  ABN-AMRO Bank NV........................      12/01/26                7.300          254,433
    225  American Re Corp. ......................      12/15/26                7.450          242,486
    330  BT Institutional Capital Trust A+.......      12/01/26                8.090          346,376
    150  W.R. Berkley Capital Trust..............      12/15/45                8.197          156,260
    250  Canadian Imperial Bank Commerce.........      08/01/00                6.200          250,572
    125  Equitable Life+.........................      12/01/05                6.950          127,272
    120  First Industrial LP.....................      05/15/27                7.150          123,180
    250  Ford Motor Credit Corp. ................      01/25/01                5.750          246,809
    280  Lehman Brothers Holdings Inc. ..........      09/15/03                7.125          287,329
    225  Loews Corp. ............................      12/15/06                6.750          227,900
    150  Lumbermans Mutual Casualty Co.+ ........      07/01/26                9.150          174,765
    225  Occidental Petroleum Corp. .............      09/15/04                8.500          231,971
    150  Phillip Morris Companies Inc. ..........      01/15/27                7.750          162,797
    125  Royal Caribbean Cruises Ltd. ...........      10/15/27                7.500          128,617
    290  Santander Finance Issuances.............      07/15/05                6.800          291,483
    225  Time Warner Inc. .......................      06/15/05                7.750          238,763
                                                                                         ------------
Total Corporate Bonds (cost--$3,349,846).........                                           3,491,013
                                                                                         ------------

CONVERTIBLE BONDS--1.24%
    200  Omnicare Inc.+ .........................      12/01/07                5.000          200,250
     75  Smarttalk Teleservices Inc. ............      09/15/04                5.750           79,125
     75  Telephone Save Holdings Inc. ...........      09/15/02                4.500           72,000
                                                                                         ------------
Total Convertible Bonds (cost--$350,000).........                                             351,375
                                                                                         ------------

REPURCHASE AGREEMENT--2.94%
    830  Repurchase Agreement dated 12/31/97,
           with State Street
           Bank & Trust Company, collateralized
           by $633,529
           U.S. Treasury Bonds, 10.750% due
           05/15/03
           (value--$846,767); proceeds: $830,231
           (cost--$830,000)......................      01/02/98                5.000          830,000
                                                                                         ------------

MITCHELL HUTCHINS SERIES TRUST--BALANCED PORTFOLIO

 NUMBER
   OF
 SHARES                                                                                     VALUE
--------                                                                                 ------------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--0.57%
MONEY MARKET FUNDS--0.57%
158,674  Liquid Assets Portfolio.................                                              $     158,674
    523  TempCash Portfolio......................                                                        523
    103  TempFund Portfolio......................                                                        103
                                                                                             ---------------
Total Investments of Cash Collateral for
  Securities Loaned
  (cost--$159,300)...............................
                                                                                                     159,300
                                                                                             ---------------
Total Investments (cost--$29,382,705)--121.78%...                                                 34,356,959
                                                                                                  (6,145,645)
Liabilities in excess of other
assets--(21.78)%.................................
                                                                                             ---------------
Net Assets--100.00%..............................                                              $  28,211,314
                                                                                             ---------------
                                                                                             ---------------

-----------------

*          Non-income producing security
+          Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR        American Depositary Receipt
ARM        Adjustable Rate Mortgage--The interest rate shown is the current rate as of December 31, 1997.
REMIC      Real Estate Mortgage Investment Conduit
(1)        Security, or a portion thereof, was on loan at December 31, 1997.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------
COMMON STOCKS--111.51%
AGRICULTURE, FOOD & BEVERAGE--0.93%
   4,600   RJR Nabisco Holdings Corp. .............................................................  $   172,500
                                                                                                     -----------
AIRLINES--2.12%
   1,800   AMR Corp.*..............................................................................      231,300
   1,400   Alaska Air Group Inc. ..................................................................       54,250
   2,200   Continental Airlines Inc.*..............................................................      105,875
                                                                                                     -----------
                                                                                                         391,425
                                                                                                     -----------
APPAREL, RETAIL--1.26%
   6,800   TJX Companies, Inc. ....................................................................      233,750
                                                                                                     -----------
APPAREL, TEXTILES--0.51%
   2,000   Westpoint Stevens Inc.*.................................................................       94,500
                                                                                                     -----------
BANKS--7.89%
   1,700   BB & T Corporation......................................................................      108,906
   3,400   The Bank of New York Co. Inc. ..........................................................      196,562
   4,600   BankAmerica Corp. ......................................................................      335,800
   3,255   Charter One Financial, Inc. ............................................................      205,472
   2,672   Chase Manhattan Corp. ..................................................................      292,584
   3,500   First Union Corp. ......................................................................      179,375
   2,300   NationsBank Corp. ......................................................................      139,869
                                                                                                     -----------
                                                                                                       1,458,568
                                                                                                     -----------
CHEMICALS--2.11%
   2,300   Dow Chemical Co. .......................................................................      233,450
   2,600   DuPont (E.I.) de Nemours & Co. .........................................................      156,163
                                                                                                     -----------
                                                                                                         389,613
                                                                                                     -----------
COMPUTER HARDWARE--5.24%
   2,100   CHS Electronics Inc.*...................................................................       35,963
   4,350   Cisco Systems, Inc.*....................................................................      242,512
   6,300   Compaq Computer Corp. ..................................................................      355,556
   3,200   Dell Computer Corp.*....................................................................      268,800
   2,300   Interface Inc. .........................................................................       66,700
                                                                                                     -----------
                                                                                                         969,531
                                                                                                     -----------
COMPUTER SOFTWARE--2.36%
   6,300   Cadence Design Systems Inc.*............................................................      154,350
   3,000   Computer Associates International Inc. .................................................      158,625
   3,000   Sterling Software Inc.*.................................................................      123,000
                                                                                                     -----------
                                                                                                         435,975
                                                                                                     -----------
CONSUMER DURABLES--1.08%
   4,000   Furniture Brands International Inc.*....................................................       82,000
   2,000   HON Industries Inc. ....................................................................      118,000
                                                                                                     -----------
                                                                                                         200,000
                                                                                                     -----------
DEFENSE/AEROSPACE--5.93%
   3,400   AAR Corp. ..............................................................................      131,750
   6,600   Allied-Signal, Inc. ....................................................................      256,987
   4,000   Boeing Co. .............................................................................      195,750
   2,500   Lockheed Martin Corp. ..................................................................      246,250
   1,620   Lucasvarity PLC ADR.....................................................................       56,498
   2,500   Precision Castparts Corp. ..............................................................      150,781
   1,900   Tracor Inc.*............................................................................       57,712
                                                                                                     -----------
                                                                                                       1,095,728
                                                                                                     -----------

DIVERSIFIED RETAIL--2.72%
   3,975   Dayton Hudson Corp. ....................................................................  $   268,312
   4,400   Fred Meyer Inc.*........................................................................      160,050
   2,600   Proffitts Inc.*.........................................................................       73,938
                                                                                                     -----------
                                                                                                         502,300
                                                                                                     -----------
DRUGS & MEDICINE--4.86%
   2,100   American Home Products Corp. ...........................................................      160,650
   1,000   Amerisource Health Corp.*...............................................................       58,250
   2,600   Bergen Brunswig Corp. ..................................................................      109,525
   2,900   ICN Pharmaceuticals Inc. ...............................................................      141,556
   4,600   Schering-Plough Corp. ..................................................................      285,775
   4,400   Watson Pharmaceuticals, Inc.*...........................................................      142,725
                                                                                                     -----------
                                                                                                         898,481
                                                                                                     -----------
ELECTRIC UTILITIES--1.02%
   2,600   New York State Electric & Gas Corp. ....................................................       92,300
   2,500   Utilicorp United Inc. ..................................................................       97,031
                                                                                                     -----------
                                                                                                         189,331
                                                                                                     -----------
ELECTRICAL EQUIPMENT--3.41%
     800   Honeywell Inc. .........................................................................       54,800
   3,200   Johnson Controls Inc. ..................................................................      152,800
   2,850   KLA-Tencor Corp.*.......................................................................      110,081
   5,500   Mettler Toledo International Inc.*......................................................       94,875
   5,000   SCI Systems Inc.*.......................................................................      217,813
                                                                                                     -----------
                                                                                                         630,369
                                                                                                     -----------
ELECTRICAL POWER--1.74%
   3,000   CBS Corp. ..............................................................................       88,313
   1,800   General Electric Co. ...................................................................      132,075
   1,700   Philips Electronics N.V. ...............................................................      102,850
                                                                                                     -----------
                                                                                                         323,238
                                                                                                     -----------
ENERGY RESERVES & PRODUCTION--5.08%
   2,500   Burlington Resources Inc. ..............................................................      112,031
   2,600   Mobil Corp. ............................................................................      187,687
   3,600   Royal Dutch Petroleum Co. ..............................................................      195,075
   4,000   Texaco, Inc. ...........................................................................      217,500
   2,700   Union Texas Petroleum Holdings Inc. ....................................................       56,194
   4,400   Unocal Corp. ...........................................................................      170,775
                                                                                                     -----------
                                                                                                         939,262
                                                                                                     -----------
FINANCIAL SERVICES--2.91%
   1,000   American Express Co. ...................................................................       89,250
   2,500   CIT Group Inc.*.........................................................................       80,625
   1,000   Countrywide Credit Industries, Inc. ....................................................       42,875
   6,100   Loral Space & Communications Corp.*.....................................................      130,769
   1,400   SLM Holding Corp. ......................................................................      194,775
                                                                                                     -----------
                                                                                                         538,294
                                                                                                     -----------
FOOD RETAIL--1.09%
   3,200   Safeway Inc.*...........................................................................      202,400
                                                                                                     -----------
FOREST PRODUCTS & PAPER--1.03%
   5,000   Fort James Corp. .......................................................................      191,250
                                                                                                     -----------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

FOREST PRODUCTS & PAPER--(CONCLUDED)

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------
FREIGHT, AIR, SEA & LAND--0.57%
   1,700   Airborne Freight Corp. .................................................................  $   105,613
                                                                                                     -----------
GAS UTILITY--1.80%
   2,900   Columbia Gas System, Inc. ..............................................................      227,831
   2,600   MCN Energy Group Inc. ..................................................................      104,975
                                                                                                     -----------
                                                                                                         332,806
                                                                                                     -----------
HEAVY MACHINERY--3.35%
   2,900   Agco Corp. .............................................................................       84,825
   3,300   Case Corp. .............................................................................      199,444
   3,300   Caterpillar Inc. .......................................................................      160,256
   3,000   Deere & Co. ............................................................................      174,937
                                                                                                     -----------
                                                                                                         619,462
                                                                                                     -----------
HOTELS--1.80%
   2,300   Hilton Hotels Corp. ....................................................................       68,425
   5,000   Host Marriott Corporation*..............................................................       98,125
   1,700   Marriott International Inc. ............................................................      117,725
   2,400   Prime Hospitality Corp.*................................................................       48,900
                                                                                                     -----------
                                                                                                         333,175
                                                                                                     -----------
INDUSTRIAL PARTS--5.27%
   2,200   ASM Lithography Holdings N.V.*..........................................................      148,500
   1,700   Aeroquip Vickers Inc. ..................................................................       83,406
   2,700   American Standard Cos Inc.*.............................................................      103,444
   3,450   Crane Co. ..............................................................................      149,644
   4,900   Ingersoll Rand Co. .....................................................................      198,450
   2,700   Parker-Hannifin Corp. ..................................................................      123,863
   2,300   United Technologies Corp. ..............................................................      167,468
                                                                                                     -----------
                                                                                                         974,775
                                                                                                     -----------
INDUSTRIAL SERVICES/SUPPLIES--1.46%
   6,000   Tyco International Ltd. ................................................................      270,375
                                                                                                     -----------
INFORMATION & COMPUTER SERVICES--0.75%
   2,500   Sunstone Hotel Investors Inc. ..........................................................       43,125
   2,600   Valassis Communications Inc.*...........................................................       96,200
                                                                                                     -----------
                                                                                                         139,325
                                                                                                     -----------
LIFE INSURANCE--3.40%
   2,500   Conseco Inc. ...........................................................................      113,594
   1,600   Protective Life Corp. ..................................................................       95,600
   4,600   ReliaStar Financial Corp. ..............................................................      189,462
   5,400   SunAmerica Inc. ........................................................................      230,850
                                                                                                     -----------
                                                                                                         629,506
                                                                                                     -----------
LONG DISTANCE & PHONE COMPANIES--1.31%
   1,700   Bell Atlantic Corp. ....................................................................      154,700
   1,200   SBC Communications, Inc. ...............................................................       87,900
                                                                                                     -----------
                                                                                                         242,600
                                                                                                     -----------
MEDICAL PRODUCTS--0.61%
   1,700   Johnson & Johnson.......................................................................      111,988
                                                                                                     -----------
MEDICAL PROVIDERS--2.02%
   2,300   Lincare Holdings Inc. *.................................................................      131,100

MEDICAL PROVIDERS--(CONCLUDED)

   4,650   Tenet Healthcare Corp.*.................................................................      154,031
   2,100   Wellpoint Health Networks Inc.*.........................................................  $    88,725
                                                                                                     -----------
                                                                                                         373,856
                                                                                                     -----------
MINING & METALS--1.26%
   3,100   Ispat International N V *...............................................................       67,037
   2,700   Martin Marietta Inc.*...................................................................       98,719
   3,400   Wyman Gordon Company *..................................................................       66,725
                                                                                                     -----------
                                                                                                         232,481
                                                                                                     -----------
MOTOR VEHICLES--3.36%
   3,400   Borg Warner Automotive Inc. ............................................................      176,800
   3,000   Chrysler Corp. .........................................................................      105,563
   4,700   Ford Motor Co. .........................................................................      228,831
   2,300   Lear Corp.*.............................................................................      109,250
                                                                                                     -----------
                                                                                                         620,444
                                                                                                     -----------
OIL REFINING--4.17%
   2,000   British Petroleum PLC ADR...............................................................      159,375
   2,300   Coastal Corp. ..........................................................................      142,456
   3,100   Tejas Gas Corp.*........................................................................      189,875
   4,200   USX-Marathon Group......................................................................      141,750
   4,000   YPF Sociedad Anonima (Series D) ADR.....................................................      136,750
                                                                                                     -----------
                                                                                                         770,206
                                                                                                     -----------
OIL SERVICES--2.33%
   1,300   Camco International Inc. ...............................................................       82,794
   2,200   Ensco International Inc. ...............................................................       73,700
   1,700   Global Marine Inc.*.....................................................................       41,650
   2,000   Halliburton Co. ........................................................................      103,875
   1,600   Schlumberger Ltd. ......................................................................      128,800
                                                                                                     -----------
                                                                                                         430,819
                                                                                                     -----------
OTHER INSURANCE--6.89%
   2,900   ACE Ltd.................................................................................      279,850
   3,000   Allstate Corp. .........................................................................      272,625
   2,925   American International Group Inc. ......................................................      318,094
     900   CIGNA Corp. ............................................................................      155,756
   1,200   Loews Corp. ............................................................................      127,350
   2,750   Travelers Property Casualty Corp. ......................................................      121,000
                                                                                                     -----------
                                                                                                       1,274,675
                                                                                                     -----------
PUBLISHING--1.33%
   2,600   Meredith Corp. .........................................................................       92,788
   2,300   New York Times Co., Class A.............................................................      152,087
                                                                                                     -----------
                                                                                                         244,875
                                                                                                     -----------
RAILROADS--0.60%
   2,500   Trinity Industries Inc. ................................................................      111,563
                                                                                                     -----------
REAL PROPERTY--3.99%
   1,500   Chelsea GCA Realty Inc. ................................................................       57,281
   3,500   Crescent Real Estate Equities...........................................................      137,813
   2,937   Equity Residential Properties Trust.....................................................      148,502
   2,000   Glimcher Realty Trust...................................................................       45,125
   2,500   Lafarge Corp.*..........................................................................       73,906
   1,000   Spieker Properties Inc. ................................................................       42,875

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

COMMON STOCKS--(CONCLUDED)
REAL PROPERTY--(CONCLUDED)

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------
   3,050   STARWOOD LODGING CORP.(1)...............................................................  $   176,519
   1,200   VORNADO REALTY TRUST....................................................................       56,325
                                                                                                     -----------
                                                                                                         738,346
                                                                                                     -----------
SECURITIES & ASSET MANAGEMENT--3.48%
   1,000   Lehman Brothers Holdings Inc. ..........................................................       51,000
   1,300   Merrill Lynch & Co., Inc. ..............................................................       94,819
   3,900   Morgan Stanley, Dean Witter, Discover & Co. ............................................      230,587
   4,950   Travelers Group Inc. ...................................................................      266,681
                                                                                                     -----------
                                                                                                         643,087
                                                                                                     -----------
SEMICONDUCTOR--2.13%
   6,300   Applied Materials Inc.*.................................................................      189,788
   3,400   Integrated Process Equipment Corp.*.....................................................       53,550
   3,000   National Semiconductor Corp.*...........................................................       77,813
   1,600   Texas Instruments, Inc. ................................................................       72,000
                                                                                                     -----------
                                                                                                         393,151
                                                                                                     -----------
SPECIALTY RETAIL--1.98%
   5,100   Claire's Stores Inc. ...................................................................       99,131
   5,062   Dollar General Corp. ...................................................................      183,498
   3,600   Zale Corp.*.............................................................................       82,800
                                                                                                     -----------
                                                                                                         365,429
                                                                                                     -----------
THRIFT--2.64%
   3,700   Ahmanson, H F & Co. ....................................................................      247,669
   5,100   Dime Bancorp Inc.*......................................................................      154,275
   1,200   Greenpoint Financial Corp. .............................................................       87,075
                                                                                                     -----------
                                                                                                         489,019
                                                                                                     -----------
TOBACCO--1.72%
   7,000   Phillip Morris Co. Inc. ................................................................      317,188
                                                                                                     -----------
Total Common Stocks (cost--$15,567,154)............................................................   20,621,279
                                                                                                     -----------

PREFERRED STOCKS--5.45%
AGRICULTURE, FOOD & BEVERAGE--0.38%
   1,000   Ralston Purina Co. .....................................................................  $    69,625
                                                                                                     -----------
BANKS--0.99%
   2,500   Banco Commercial Portugues International Ltd. ..........................................      183,281
                                                                                                     -----------
ENERGY RESERVES & PRODUCTION--0.78%
   2,000   Devon Financing Trust+..................................................................      144,625
                                                                                                     -----------
FOREST PRODUCTS, PAPER--0.78%
   3,000   International Paper Capital Trust+......................................................      144,000
                                                                                                     -----------
LONG DISTANCE & PHONE COMPANIES--0.42%
   1,250   ICG Communications Inc. ................................................................       78,437
                                                                                                     -----------
MOTOR VEHICLES--0.81%
   3,000   Federal Mogul Financing Trust+..........................................................      150,375
                                                                                                     -----------
OIL SERVICES--0.30%
   1,200   EVI Incorporated........................................................................       55,125
                                                                                                     -----------
OTHER INSURANCE--0.31%
   1,000   Frontier Financing Trust+...............................................................       57,875
                                                                                                     -----------
THRIFT--0.68%
     600   Lomak Financing Trust+..................................................................       28,350
   1,500   Tosco Financing Trust+..................................................................       96,844
                                                                                                     -----------
                                                                                                         125,194
                                                                                                     -----------
Total Preferred Stocks (cost--$845,065)............................................................    1,008,537
                                                                                                     -----------

PRINCIPAL
 AMOUNT                                                              MATURITY           INTEREST
  (000)                                                               DATES              RATES
---------                                                      --------------------  --------------
CONVERTIBLE BONDS--1.27%
$    100   Omnicare Inc. ....................................        12/01/07            5.000%          100,125
      50   Smarttalk Teleservices Inc.+ .....................        09/15/04            5.750            52,750
      25   Telephone Save Holdings Inc.+ ....................        09/15/02            4.500            24,000
      60   World Color Press Inc.+ ..........................        10/01/07            6.000            57,750
                                                                                                     -----------
Total Convertible Bonds (cost--$235,000).....................                                            234,625
                                                                                                     -----------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

PRINCIPAL
 AMOUNT                                                              MATURITY           INTEREST
  (000)                                                                DATE               RATE          VALUE
---------                                                      --------------------  --------------  -----------
REPURCHASE AGREEMENT--0.35%
$     65   Repurchase Agreement dated 12/31/97, with State
             Street Bank & Trust Company, collateralized by
             $53,529 U.S. Treasury Bonds, 10.750% due
             05/15/03
             (value--$66,313); proceeds: $65,018
             (cost--$65,000).................................        01/02/98            5.000%      $    65,000
                                                                                                     -----------


NUMBER OF
 SHARES
---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--0.86%
MONEY MARKET FUNDS--0.86%
 157,423   Liquid Assets Portfolio...........................                                            157,423
   1,877   TempCash Portfolio................................                                              1,877
                                                                                                     -----------
Total Investments of Cash Collateral for Securities Loaned
  (cost--$159,300)...........................................                                            159,300
                                                                                                     -----------
Total Investments (cost--$16,871,519)--119.44%...............                                         22,088,741
Liabilities in excess of other assets--(19.44)%..............                                         (3,595,552)
                                                                                                     -----------
Net Assets--100.00%..........................................                                        $18,493,189
                                                                                                     -----------
                                                                                                     -----------

-----------------

*          Non-Income producing security
+          Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR        American Depositary Receipt
(1)        Security, or a portion thereof, was on loan at December 31, 1997.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1997

 NUMBER OF
  SHARES                                            VALUE
-----------                                      -----------
COMMON STOCKS--116.86%
AGRICULTURE, FOOD & BEVERAGE--1.45%
     12,500  Coca-Cola Enterprises Inc.........  $   444,531
                                                 -----------
AIRLINES--1.98%
      1,800  AMR Corp.*........................      231,525
      9,700  Alaska Air Group Inc. (1).........      375,269
                                                 -----------
                                                     606,794
                                                 -----------
BANKS--1.24%
      2,000  BankAmerica Corp..................      146,000
      3,675  Charter One Financial Inc.........      231,984
                                                 -----------
                                                     377,984
                                                 -----------
CHEMICALS--3.93%
     10,500  Cytec Industries Inc.*............      492,844
     11,500  Sealed Air Corp.* (1).............      710,125
                                                 -----------
                                                   1,202,969
                                                 -----------
COMPUTER HARDWARE--5.69%
      5,000  Box Hill Systems Corp.*...........       52,187
      9,000  Cisco Systems Inc.*...............      501,750
      5,750  Compaq Computer Corp.*............      324,516
      5,200  Dell Computer Corp.*..............      437,450
     10,000  EMC Corp.*........................      274,375
      3,800  Sun Microsystems Inc.*............      151,525
                                                 -----------
                                                   1,741,803
                                                 -----------
COMPUTER SOFTWARE--6.50%
      7,000  Baan Co. N.V.*....................      231,000
     10,000  Cadence Design Systems Inc.*......      245,000
      6,000  Computer Associates International
               Inc.............................      317,250
      1,500  Microsoft Corp.*..................      193,875
      6,000  Oracle Systems Corp.*.............      133,875
     12,000  Peoplesoft Inc.*..................      468,000
     70,000  Playnet Technologies Inc.* (2)....       16,100
     10,000  Sterling Commerce Inc.*...........      384,375
                                                 -----------
                                                   1,989,475
                                                 -----------
CONSUMER DURABLES--0.29%
      1,500  HON Industries Inc................       88,125
                                                 -----------
DEFENSE/AEROSPACE--0.99%
      5,000  Precision Castparts Corp. ........      301,563
                                                 -----------
DIVERSIFIED RETAIL--2.32%
      7,000  Costco Co. Inc.*..................      312,375
      2,500  Dayton Hudson Corp. ..............      169,219
      8,000  Proffitts Inc.*...................      227,500
                                                 -----------
                                                     709,094
                                                 -----------
DRUGS & MEDICINE--6.96%
     14,000  Elan Corp. PLC, ADS* (1)..........      716,625
     11,000  Teva Pharmaceutical Industries
               Ltd., ADS.......................      520,438
     10,000  Triangle Pharmaceuticals Inc.*....      146,250
     23,000  Watson Pharmaceuticals, Inc.*.....      746,062
                                                 -----------
                                                   2,129,375
                                                 -----------

ELECTRICAL EQUIPMENT--2.74%
      6,000  KLA Tencor Corp.*.................  $   231,750
      1,500  Lucent Technologies Inc...........      119,812
      7,500  SCI Systems Inc.*.................      326,719
      3,000  Tellabs, Inc.*....................      158,625
                                                 -----------
                                                     836,906
                                                 -----------
ENTERTAINMENT--4.52%
     12,500  Cinar Films Inc.*.................      485,937
     16,000  Florida Panthers Holdings Inc.*...      276,000
     10,000  Time Warner Inc. .................      620,000
                                                 -----------
                                                   1,381,937
                                                 -----------
ENVIRONMENTAL SERVICES--1.72%
     15,000  Republic Industries Inc.*.........      349,688
      4,500  USA Waste Services Inc.*..........      176,625
                                                 -----------
                                                     526,313
                                                 -----------
FINANCIAL SERVICES--7.75%
      4,000  American Express Co. .............      357,000
      6,000  CIT Group, Inc.*..................      193,500
      4,000  Consolidation Capital Corp.*......       81,250
      8,000  Federal Home Loan Mortgage
               Corp. ..........................      335,500
      3,000  Federal National Mortgage
               Association.....................      171,187
     13,500  MBNA Corp.........................      368,719
      3,500  SLM Holding Corp..................      488,687
     15,000  Transcrypt International Inc.*....      375,000
                                                 -----------
                                                   2,370,843
                                                 -----------
FOOD RETAIL--1.65%
      8,000  Safeway Inc.*.....................      505,000
                                                 -----------
FREIGHT, AIR, SEA, LAND--0.26%
      3,500  C. H. Robinson Worldwide..........       78,313
                                                 -----------
HOTELS--1.46%
     20,000  Extended Stay America Inc.*.......      248,750
     10,000  Host Marriott Corp.*..............      196,250
                                                 -----------
                                                     445,000
                                                 -----------
INDUSTRIAL PARTS--3.43%
      4,000  ASM Lithography Holdings N.V.*....      271,000
      6,000  Illinois Tool Works, Inc..........      360,750
      5,000  Ingersoll Rand Co.................      200,313
      3,000  United Technologies Corp. ........      218,437
                                                 -----------
                                                   1,050,500
                                                 -----------
INDUSTRIAL SERVICES/SUPPLIES--6.55%
     45,659  Cendant Corp.*....................    1,569,494
      9,626  Tyco International Ltd. ..........      433,772
                                                 -----------
                                                   2,003,266
                                                 -----------
INFORMATION & COMPUTER SERVICES--6.08%
     12,000  HBO & Co. ........................      575,250
     13,000  Keane Inc.*.......................      528,125
      6,000  Paychex, Inc......................      303,750
     25,000  Princeton Video Image Inc.* (2)...      210,937

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

COMMON STOCKS--(CONCLUDED)
INFORMATION & COMPUTER SERVICES--(CONCLUDED)

 NUMBER OF
  SHARES                                            VALUE
-----------                                      -----------
      6,500  VALASSIS COMMUNICATIONS INC.*.....  $   240,500
                                                 -----------
                                                   1,858,562
                                                 -----------
LEISURE--0.73%
     15,000  American Skiing Co.*..............      223,125
                                                 -----------
LIFE INSURANCE--2.19%
      3,000  Conseco Inc. .....................      136,125
     12,500  SunAmerica Inc. ..................      534,375
                                                 -----------
                                                     670,500
                                                 -----------
LONG DISTANCE & PHONE COMPANIES--3.92%
     13,000  Teleport Communications Group
               Inc.*...........................      715,000
     16,000  WorldCom Inc.*....................      484,000
                                                 -----------
                                                   1,199,000
                                                 -----------
MANUFACTURING--GENERAL--0.45%
      8,000  Mettler-Toledo International
               Inc.*...........................      138,000
                                                 -----------
MEDIA--7.53%
      8,000  Clear Channel Communications*.....      635,500
     13,000  Comcast Corp., Class A............      410,312
     12,500  Liberty Media Group, Series A*....      453,125
     12,000  Outdoor Systems Inc.*.............      460,500
     12,272  Tele-Communications, Inc. Class
               A*(1)...........................      342,849
                                                 -----------
                                                   2,302,286
                                                 -----------
MEDICAL PROVIDERS--1.32%
     15,000  Phycor Inc.*......................      405,000
                                                 -----------
MINING & METALS--0.39%
      5,500  Ispat International N.V.*.........      118,250
                                                 -----------
MOTOR VEHICLES--0.78%
      5,000  Lear Corp.*.......................      237,500
                                                 -----------
OIL REFINING--2.17%
      5,000  British Petroleum PLC, ADR........      398,437
      1,500  Coastal Corp. ....................       92,813
      5,000  YPF Sociedad Anonima Series D
               ADR.............................      170,938
                                                 -----------
                                                     662,188
                                                 -----------
OIL SERVICES--10.00%
     10,000  Camco International Inc. .........      638,125
      3,400  Diamond Offshore Drilling Inc.....      163,625
      7,000  Dresser Industries, Inc...........      293,562
      8,000  EVI Inc.*.........................      414,000
      5,000  Ensco International Inc...........      167,500
     12,000  Global Industries Inc.*...........      204,000
      9,500  Global Marine Inc.*...............      232,750
     10,000  Halliburton Co. ..................      519,375
      5,300  Schlumberger Ltd. ................      426,650
                                                 -----------
                                                   3,059,587
                                                 -----------

OTHER INSURANCE--3.14%
      3,000  Allstate Corp.....................  $   272,625
      3,000  American International Group
               Inc.............................      326,250
      2,750  MGIC Investment Corp..............      182,875
      1,500  The Progressive Corp..............      179,812
                                                 -----------
                                                     961,562
                                                 -----------
PUBLISHING--1.09%
      3,000  Gannett Inc.......................      185,438
     10,000  Getty Communications PLC, ADR*....      148,750
                                                 -----------
                                                     334,188
                                                 -----------
RAILROADS--0.49%
      5,500  Canadian Pacific Ltd..............      149,875
                                                 -----------
REAL PROPERTY--1.62%
      4,500  Starwood Lodging Trust (1)........      260,437
      5,000  Vornado Realty Trust..............      234,688
                                                 -----------
                                                     495,125
                                                 -----------
SECURITIES & ASSET MANAGEMENT--2.71%
      2,000  Franklin Resources Inc. ..........      174,125
      1,500  Morgan Stanley, Dean Witter,
               Discover & Co...................       88,688
     10,500  Travelers Group Inc...............      565,687
                                                 -----------
                                                     828,500
                                                 -----------
SEMICONDUCTOR--3.29%
      6,500  Altera Corp.*.....................      215,312
      8,000  Applied Materials, Inc.*..........      241,000
      3,500  Intel Corp........................      245,875
      6,500  National Semiconductor Corp.*.....      168,188
      3,000  Texas Instruments, Inc............      135,000
                                                 -----------
                                                   1,005,375
                                                 -----------
SPECIALTY RETAIL--5.84%
      1,500  CDW Computer Centers Inc.*........       78,188
     13,500  General Nutrition Companies,
               Inc.*...........................      459,000
      7,500  Home Depot Inc....................      441,562
      5,000  Home Shopping Network Inc.*.......      257,500
     13,000  Staples, Inc.*....................      362,375
      6,000  Walgreen Co.......................      188,250
                                                 -----------
                                                   1,786,875
                                                 -----------
THRIFT--1.35%
      2,800  Ahmanson H.F. & Co................      187,425
      7,500  Dime Bancorp Inc. New.............      226,875
                                                 -----------
                                                     414,300
                                                 -----------
WIRELESS TELECOMMUNICATIONS--0.34%
      2,500  Airtouch Communications, Inc.*....      103,906
                                                 -----------
Total Common Stocks (cost--$24,418,789)........   35,743,495
                                                 -----------

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

PRINCIPAL
  AMOUNT                                                                MATURITY             INTEREST
  (000)                                                                   DATES                RATES                VALUE
----------                                                         -------------------  -------------------  -------------------
U.S. GOVERNMENT OBLIGATIONS--10.76%
    $3,300  U.S. Treasury Bills (cost--$3,290,142)...............       01/22/98         5.080 to 5.200% @   $         3,290,142
                                                                                                             -------------------

REPURCHASE AGREEMENT--0.92%
       280  Repurchase Agreement dated 12/31/97 with State Street
              Bank & Trust Company, collateralized by $230,588
              U.S. Treasury Bonds, 10.750% due 05/15/03
              (value--$285,656); proceeds: $280,078
              (cost--$280,000)...................................       01/02/98               5.000                     280,000
                                                                                                             -------------------


NUMBER OF
  SHARES
----------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--6.78%
MONEY MARKET FUNDS--6.78%
 1,527,058  Liquid Assets Portfolio..............................                                                      1,527,058
    40,500  Prime Portfolio......................................                                                         40,500
   237,014  TempCash Portfolio...................................                                                        237,014
   268,928  TempFund Portfolio...................................                                                        268,928
                                                                                                             -------------------
Total Investments of Cash Collateral for Securities Loaned
  (cost--$2,073,500).............................................                                                      2,073,500
                                                                                                             -------------------
Total Investments (cost--$30,062,431)--135.32%...................                                                     41,387,137
                                                                                                                     (10,801,382)
Liabilities in excess of other assets--(35.32)%..................
                                                                                                             -------------------
Net Assets--100.00%..............................................                                            $        30,585,755
                                                                                                             -------------------
                                                                                                             -------------------

-----------------

*          Non-Income producing security
@          Interest rates shown are discount rates at dates of purchase.
ADS        American Depositary Shares
ADR        American Depositary Receipt
(1)        Security, or portion thereof, was on loan at December 31, 1997.
(2)        Illiquid securities representing 1.47% of net assets.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1997

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------
COMMON STOCKS--113.46%
AGRICULTURE, FOOD & BEVERAGE--0.73%
        4,200    Smithfield Foods Inc.* .......   $     138,600
                                                  -------------
AIRLINES--1.38%
        5,500    Northwest Airlines Corp.* ....         263,313
                                                  -------------
APPAREL, RETAIL--2.34%
       13,000    TJX Companies, Inc. ..........         446,875
                                                  -------------
APPAREL, TEXTILES--3.04%
        2,800    Liz Claiborne, Inc............         117,075
        8,500    Nautica Enterprises Inc.*.....         197,625
       12,800    Stride Rite Corp. ............         153,600
        4,900    Wolverine World Wide Inc. ....         110,862
                                                  -------------
                                                        579,162
                                                  -------------
CHEMICALS--4.09%
        4,500    Ashland, Inc..................         241,594
        8,900    Lyondell Petrochemical Co. ...         235,850
        4,600    Tredegar Industries Inc.......         303,025
                                                  -------------
                                                        780,469
                                                  -------------
COMPUTER HARDWARE--2.76%
        3,400    Adaptec Inc.*.................         126,225
        5,400    Quantum Corp.*................         108,337
        7,900    SanDisk Corp.* ...............         160,469
        3,300    Wind River Systems Inc.*......         130,969
                                                  -------------
                                                        526,000
                                                  -------------
COMPUTER SOFTWARE--11.41%
        7,200    BMC Software Inc.*............         472,500
        5,600    Cadence Design Systems,
                   Inc.*.......................         137,200
        3,300    Citrix Systems Inc.*..........         250,800
       10,000    Compuware Corp.*..............         320,000
        8,800    Manugistics Group Inc.* ......         392,700
        3,300    Networks Associates, Inc.*....         174,487
       11,000    Peoplesoft Inc.*..............         429,000
                                                  -------------
                                                      2,176,687
                                                  -------------
CONSUMER DURABLES--7.58%
       11,200    Ethan Allen Interiors Inc.....         431,900
       10,300    Furniture Brands International
                   Inc.*.......................         211,150
        5,800    Miller Herman Inc. ...........         316,462
        9,000    Mohawk Industries Inc.* ......         197,438
       12,750    Pier 1 Imports Inc............         288,469
                                                  -------------
                                                      1,445,419
                                                  -------------
DRUGS & MEDICINE--1.61%
        3,700    Immunex Corp.*................         199,800
        1,000    McKesson Corp.................         108,188
                                                  -------------
                                                        307,988
                                                  -------------
ELECTRICAL EQUIPMENT--10.12%
        4,500    Amphenol Corp.*...............         250,594
        8,300    Avid Technology Inc.* ........         222,025
        5,500    Comverse Technology Inc.*.....         214,500
       13,200    Digital Microwave Corp.* .....         191,400

ELECTRICAL EQUIPMENT--(CONCLUDED)

        9,800    Jabil Circuit Inc.* ..........         389,550
        6,600    SCI Systems Inc.*.............   $     287,512
        2,700    Sanmina Corp.* ...............         182,925
        6,300    Tekelec Inc.* ................         192,150
                                                  -------------
                                                      1,930,656
                                                  -------------
FINANCIAL SERVICES--3.00%
       10,700    Americredit Corp.* ...........         296,257
        5,100    Capital One Financial
                   Corp. ......................         276,356
                                                  -------------
                                                        572,613
                                                  -------------
FOOD RETAIL--1.26%
        4,700    Whole Foods Market Inc.* .....         240,288
                                                  -------------
FREIGHT, AIR, SEA, LAND--5.11%
        4,400    Airborne Freight Corp. .......         273,350
        5,300    CNF Transportation Inc. ......         203,388
        7,000    Expeditores International
                   Washington Inc..............         269,500
        9,100    Yellow Corp.*.................         228,637
                                                  -------------
                                                        974,875
                                                  -------------
HEAVY MACHINERY--1.24%
        2,200    NACCO Industries Inc..........         235,813
                                                  -------------
HOTELS--0.82%
        2,800    Anchor Gaming*................         156,100
                                                  -------------
INDUSTRIAL PARTS--3.45%
        3,300    Crane Co. ....................         143,137
        4,000    Danaher Corp. ................         252,500
        3,800    SPX Corp.*....................         262,200
                                                  -------------
                                                        657,837
                                                  -------------
INDUSTRIAL SERVICES/SUPPLIES--0.79%
        3,750    Robert Half International
                   Inc.*.......................         150,000
                                                  -------------
INFORMATION & COMPUTER SERVICES--4.96%
        9,200    HBO & Co. ....................         441,600
        4,400    Keane Inc.....................         178,750
        4,700    Yahoo Inc.*...................         325,475
                                                  -------------
                                                        945,825
                                                  -------------
LIFE INSURANCE--4.22%
        7,000    Conseco Inc. .................         318,062
       11,400    SunAmerica Inc. ..............         487,350
                                                  -------------
                                                        805,412
                                                  -------------
MEDICAL PROVIDERS--1.46%
        4,900    Lincare Holdings Inc.*........         279,300
                                                  -------------
MINING & METALS--0.91%
       20,200    Bethlehem Steel Corp.*........         174,225
                                                  -------------
MOTOR VEHICLES--3.38%
        4,800    Arvin Industries Inc..........         159,900
        6,700    Federal Mogul Corp. ..........         271,350

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

COMMON STOCKS--(CONCLUDED)
MOTOR VEHICLES--(CONCLUDED)

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------
        8,600    NAVISTAR INTERNATIONAL
                   CORP.*......................   $     213,387
                                                  -------------
                                                        644,637
                                                  -------------
OIL REFINING--1.14%
        6,500    Ensco International Inc.......         217,750
                                                  -------------
OIL SERVICES--13.48%
        5,330    Camco International, Inc......         339,454
        5,800    Cliffs Drilling Co.*..........         289,275
        3,400    Cooper Cameron Corp.*.........         207,400
        5,600    EVI Inc.*.....................         289,800
       15,800    Global Marine Inc.*...........         387,100
       13,700    Marine Drilling Companies
                   Inc.*.......................         284,275
        6,900    Nabors Industries Inc.*.......         216,919
        4,200    Tidewater Inc.................         231,525
       15,200    Varco International Inc.*.....         325,850
                                                  -------------
                                                      2,571,598
                                                  -------------
OTHER INSURANCE--0.46%
        1,900    Orion Capital Corp............          88,231
                                                  -------------
PUBLISHING--1.28%
        3,300    Central Newspapers Inc........         243,994
                                                  -------------
REAL PROPERTY--4.64%
        5,400    Fairfield Communities
                   Inc.* ......................         238,275
        6,800    Southdown, Inc................         401,200
        5,000    USG Corp.*....................         245,000
                                                  -------------
                                                        884,475
                                                  -------------

RESTAURANTS--2.15%
        6,200    CKE Restaurants, Inc..........   $     261,175
        9,900    Foodmaker Inc.*...............         149,119
                                                  -------------
                                                        410,294
                                                  -------------
SECURITIES & ASSET MANAGEMENT--1.12%
        4,520    Bear Stearns Co. Inc. ........         214,700
                                                  -------------
SEMICONDUCTOR--4.92%
        8,500    CellStar Corp.* ..............         168,937
        5,900    Dallas Semiconductor Corp.....         240,425
        6,600    VLSI Technology Inc.*.........         155,925
        9,900    Vitesse Semiconductor
                   Corp.*......................         373,725
                                                  -------------
                                                        939,012
                                                  -------------
SPECIALTY RETAIL--7.81%
        9,700    Best Buy Co. Inc.* ...........         357,688
        6,600    Dollar Tree Stores Inc.* .....         273,075
        7,600    General Nutrition Companies,
                   Inc.*.......................         258,400
        8,700    MacFrugals Bargains Closeouts
                   Inc.*.......................         357,787
        8,300    Michaels Stores Inc.* ........         242,775
                                                  -------------
                                                      1,489,725
                                                  -------------
THRIFT--0.80%
        2,100    Greenpoint Financial Corp.....         152,381
                                                  -------------
Total Common Stocks (cost--$16,134,896)........      21,644,254
                                                  -------------

PRINCIPAL
 AMOUNT                                                       MATURITY  INTEREST
  (000)                                                         DATE      RATE
---------                                                     --------  --------

COMMERCIAL PAPER@--4.08%
FINANCIAL SERVICES--4.08%
  $779    American Express Credit Corp. (cost--$778,856)....  01/02/98       6.650%      778,856
                                                                                     -----------
Total Investments (cost--$16,913,752)--117.54%..............                          22,423,110
                                                                                      (3,346,675)
Liabilities in excess of other assets--(17.54)%.............
                                                                                     -----------
Net Assets--100.00%.........................................                         $19,076,435
                                                                                     -----------
                                                                                     -----------

---------------

*          Non-income producing security
@          Interest rate shown is discount rate at date of purchase

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--96.27%
AUSTRALIA--0.88%
BEVERAGES--0.88%
   24,883  Coca Cola Amatil Ltd. .................................  $   185,950
                                                                    -----------
AUSTRIA--0.86%
ENGINEERING & CONSTRUCTION--0.61%
      853  VA Technologie AG......................................      129,522
                                                                    -----------
OIL & GAS--0.25%
      382  OMV AG.................................................       52,923
                                                                    -----------
Total Austria Common Stocks.......................................      182,445
                                                                    -----------
BRAZIL--2.13%
BANKS--0.83%
    5,446  Uniao de Banco Brasileiro S.A. GDR.....................      175,293
                                                                    -----------
TELECOMMUNICATIONS--1.30%
    2,368  Telecomunicacones Brasileiras S.A. (Telebras) ADR......      275,724
                                                                    -----------
Total Brazil Common Stocks........................................      451,017
                                                                    -----------
CROATIA--0.14%
PHARMACEUTICAL--0.14%
    1,642  Pliva D.D. GDR.........................................       28,981
                                                                    -----------
FINLAND--3.51%
FINANCIAL SERVICES--1.41%
   54,595  Merita Ltd. ...........................................      298,467
                                                                    -----------
MULTI-LINE INSURANCE--2.10%
   13,731  Sampo Insurance Co. Ltd. ..............................      445,865
                                                                    -----------
Total Finland Common Stocks.......................................      744,332
                                                                    -----------
FRANCE--11.42%
AUTO PARTS--0.83%
    3,497  Michelin (Class B).....................................      176,056
                                                                    -----------
AUTOMOBILES--0.71%
    5,361  Renault S.A. ..........................................      150,805
                                                                    -----------
COMPUTER SOFTWARE & SERVICES--1.18%
    3,060  Cap Gemini S.A. .......................................      250,911
                                                                    -----------
ELECTRONICS--1.32%
    5,152  Schneider S.A. ........................................      279,750
                                                                    -----------
ENGINEERING & CONSTRUCTION--0.59%
    1,137  Suez Lyonnaise des Eaux S.A. ..........................      125,819
                                                                    -----------
FOOD--0.96%
      390  Carrefour S.A. ........................................      203,473
                                                                    -----------
MULTI-LINE INSURANCE--2.01%
    5,520  AXA UAP................................................      427,127
                                                                    -----------
OIL--1.71%
    3,338  Total S.A. (Class B)...................................      363,278
                                                                    -----------

FRANCE--(CONCLUDED)

OIL WELL EQUIPMENT & SERVICES--1.62%
    6,181  Coflexip S.A. ADR......................................  $   343,045
                                                                    -----------
STEEL--0.49%
    7,153  Usinor Sacilor.........................................      103,281
                                                                    -----------
Total France Common Stocks........................................    2,423,545
                                                                    -----------
GERMANY--6.02%
AUTOMOBILES--1.79%
    5,424  Daimler--Benz AG.......................................      380,505
                                                                    -----------
BANKS--0.99%
    3,202  Bayerische Vereinsbank.................................      209,498
                                                                    -----------
MACHINERY (DIVERSIFIED)--1.56%
      655  Mannesmann AG..........................................      330,968
                                                                    -----------
MANUFACTURING--0.00%
        1  Siemens AG.............................................           59
                                                                    -----------
MEDICAL PRODUCTS & SUPPLIES--0.86%
    2,729  Fresenius Medical Care AG*.............................      181,281
                                                                    -----------
STEEL--0.82%
    1,355  SGL Carbon AG..........................................      174,746
                                                                    -----------
Total Germany Common Stocks.......................................    1,277,057
                                                                    -----------
GREECE--0.03%
BANKS--0.03%
      127  Alpha Credit Bank......................................        7,410
                                                                    -----------
HONG KONG--1.33%
FINANCIAL SERVICES--0.76%
    6,554  HSBC Holdings PLC......................................      161,545
                                                                    -----------
HARDWARE & TOOLS--0.33%
   24,500  Johnson Electric Holdings..............................       70,506
                                                                    -----------
RETAIL--0.24%
  148,000  Giordano International Ltd. ...........................       51,091
                                                                    -----------
Total Hong Kong Common Stocks.....................................      283,142
                                                                    -----------
INDONESIA--0.16%
AUTOMOBILES--0.12%
   94,000  P.T. Astra International Inc. .........................       24,354
                                                                    -----------
TRANSPORTATION--0.04%
  135,000  P.T. Steady Safe.......................................        9,205
                                                                    -----------
Total Indonesia Common Stocks.....................................       33,559
                                                                    -----------
ISRAEL--2.57%
COMPUTER SOFTWARE & SERVICES--0.99%
    3,213  Comverse Technology Inc.*..............................      125,307
    2,517  Tecnomatix Technologies Ltd.*..........................       84,949
                                                                    -----------
                                                                        210,256
                                                                    -----------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL GROWTH PORTFOLIO

ISRAEL--(CONCLUDED)
COMPUTER SOFTWARE & SERVICES--(CONCLUDED)

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
PHARMACEUTICAL--0.76%
    3,431  Teva Pharmaceutical Industries Ltd. ADS................  $   162,329
TELECOMMUNICATIONS--0.82%
    6,797  ECI Telecommunications Ltd. ...........................      173,323
                                                                    -----------
Total Israel Common Stocks........................................      545,908
                                                                    -----------
ITALY--4.87%
BANKS--1.89%
   79,603  Credito Italiano.......................................      245,469
   16,186  Istituto Bancario San Paolo di Torino..................      154,632
                                                                    -----------
                                                                        400,101
                                                                    -----------
CONGLOMERATES--0.71%
  167,155  Montedison SPA.........................................      150,146
                                                                    -----------
HOUSEHOLD FURNITURE & APPLIANCES--1.24%
   12,780  Industrie Natuzzi SPA ADR..............................      263,587
                                                                    -----------
TELECOMMUNICATIONS--1.03%
   47,431  Telecom Italia Mobilare SPA............................      218,923
                                                                    -----------
Total Italy Common Stocks.........................................    1,032,757
                                                                    -----------
JAPAN--7.00%
AUTOMOBILES--1.38%
    8,000  Honda Motor Co. .......................................      293,482
                                                                    -----------
COMPUTER SOFTWARE & SERVICES--1.27%
        5  NTT Data Corp. ........................................      269,204
                                                                    -----------
ELECTRONICS--2.80%
    6,200  Sony Corp. ............................................      550,816
    4,000  Sumitomo Sitix.........................................       42,583
                                                                    -----------
                                                                        593,399
                                                                    -----------
FINANCIAL SERVICES--0.34%
    2,945  Credit Saison Co. Ltd. ................................       72,627
                                                                    -----------
PHOTOGRAPHY & IMAGING--1.21%
   11,000  Canon Inc. ............................................      256,108
                                                                    -----------
Total Japan Common Stocks.........................................    1,484,820
                                                                    -----------
MEXICO--1.11%
BANKS--0.49%
    8,002  Grupo Financiero Bancomer S.A. ADR*+...................      103,026
                                                                    -----------
FOOD--0.26%
   14,095  Gruma S.A. de C.V. (Series B)*.........................       55,888
                                                                    -----------
TELECOMMUNICATIONS--0.36%
   11,573  Grupo Carso S.A. de C.V. (Series A)....................       77,435
                                                                    -----------
Total Mexico Common Stocks........................................      236,349
                                                                    -----------

NETHERLANDS--3.42%
FINANCIAL SERVICES--1.91%
    9,607  Internationale Nederlander Groep N.V. .................  $   404,625
                                                                    -----------
OIL WELL EQUIPMENT & SERVICES--0.66%
    2,694  IHC Caland N.V. .......................................      139,772
                                                                    -----------
STEEL--0.85%
    8,345  Ispat International N.V.* (Class A)....................      180,461
                                                                    -----------
Total Netherlands Common Stocks...................................      724,858
                                                                    -----------
NORWAY--0.44%
OIL WELL EQUIPMENT & SERVICES--0.44%
    1,480  Petroleum Geo-Service*.................................       93,179
                                                                    -----------
PANAMA--1.76%
BANKS--0.55%
    2,798  Banco Latinoamericano de Exportaciones S.A. (Class
             E)...................................................      115,767
                                                                    -----------
BEVERAGES--1.21%
    7,905  Panamerican Beverages Inc. (Class A)...................      257,901
                                                                    -----------
Total Panama Common Stocks........................................      373,668
                                                                    -----------
PERU--1.21%
TELECOMMUNICATIONS--1.21%
   11,035  Telefonica Del Peru S.A. ADR...........................      257,253
                                                                    -----------
PHILIPPINES--0.60%
BANKS--0.30%
    9,300  Metropolitan Bank & Trust Co. .........................       62,574
                                                                    -----------
BEVERAGES--0.24%
   42,300  San Miguel Corp. (Class B) (1).........................       51,700
                                                                    -----------
TELECOMMUNICATIONS--0.06%
  115,600  Pilipino Telephone*....................................       12,844
                                                                    -----------
Total Philippines Common Stocks...................................      127,118
                                                                    -----------
PORTUGAL--0.86%
BANKS--0.56%
    5,834  Banco Commercial Portugues S.A. .......................      119,311
                                                                    -----------
TELECOMMUNICATIONS--0.30%
      587  Telecel--Comunicacaoes Pessoais S.A.*..................       62,543
                                                                    -----------
Total Portugal Common Stocks......................................      181,854
                                                                    -----------
SOUTH AFRICA--0.73%
COMPUTER SOFTWARE & SERVICES--0.73%
   35,952  Dimension Data Holdings Ltd.*..........................      155,141
                                                                    -----------
SPAIN--2.53%
BANKS--0.85%
    5,390  Banco Santander S.A. ..................................      180,079
                                                                    -----------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL GROWTH PORTFOLIO

SPAIN--(CONCLUDED)
BANKS--(CONCLUDED)

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
OIL & GAS--1.68%
    8,343  Repsol S.A. ...........................................  $   355,953
                                                                    -----------
Total Spain Common Stocks.........................................      536,032
                                                                    -----------
SWEDEN--1.40%
AUTO PARTS--1.40%
    9,130  Autoliv Inc. SDR.......................................      297,246
                                                                    -----------
SWITZERLAND--4.42%
ELECTRICAL EQUIPMENT--1.14%
      192  ABB AG.................................................      241,117
                                                                    -----------
MULTI-LINE INSURANCE--1.09%
      487  Zurich Versicherungs...................................      231,968
                                                                    -----------
PHARMACEUTICAL--1.88%
      246  Novartis AG............................................      399,001
                                                                    -----------
RETAIL--0.31%
      745  Tag Heuer International S.A.*..........................       64,752
                                                                    -----------
Total Switzerland Common Stocks...................................      936,838
                                                                    -----------
UNITED KINGDOM--13.41%
ALUMINUM--0.44%
   36,332  Billiton PLC...........................................       93,093
                                                                    -----------
AUTO PARTS--1.27%
   76,535  LucasVarity PLC........................................      270,274
                                                                    -----------
BANKS--0.30%
    7,036  Bank Of Scotland.......................................       63,908
                                                                    -----------
LEISURE--2.99%
   14,468  Airtours PLC...........................................      294,670
   22,202  Granada Group PLC......................................      339,141
                                                                    -----------
                                                                        633,811
                                                                    -----------
MACHINERY (DIVERSIFIED)--2.62%
   28,372  Siebe PLC..............................................      556,882
                                                                    -----------
MANUFACTURING--0.39%
    5,582  Bodycote International PLC.............................       82,837
                                                                    -----------
METALS--1.21%
   28,732  Johnson Matthey PLC....................................      257,198
                                                                    -----------
MULTI-LINE INSURANCE--1.66%
   10,099  Commercial Union PLC...................................      140,829
   20,886  Royal & Sun Alliance Insurance Group...................      210,291
                                                                    -----------
                                                                        351,120
                                                                    -----------
PHARMACEUTICAL--0.04%
    2,987  Medeva PLC.............................................        7,948
                                                                    -----------

UNITED KINGDOM--(CONCLUDED)

PUBLISHING--0.52%
   11,513  Reed International PLC.................................      109,679
                                                                    -----------
RAILROADS--1.32%
   17,645  Railtrack Group PLC....................................  $   280,255
                                                                    -----------
TRANSPORTATION--0.65%
   10,119  Stagecoach Holdings PLC................................      138,781
                                                                    -----------
Total United Kingdom Common Stocks................................    2,845,786
                                                                    -----------
UNITED STATES--23.46%
BANKS--1.38%
    2,310  Citicorp...............................................      292,071
                                                                    -----------
CHEMICALS (DIVERSIFIED)--0.55%
    2,636  Avery Dennison Corp. ..................................      117,961
                                                                    -----------
COMPUTER SOFTWARE & SERVICES--1.35%
    9,817  First Data Corp. ......................................      287,147
                                                                    -----------
CONGLOMERATES--2.66%
   14,502  Allied-Signal Inc. ....................................      564,672
                                                                    -----------
ELECTRICAL EQUIPMENT--1.37%
    6,861  Harman International Industries Inc. ..................      291,164
                                                                    -----------
ELECTRONICS--3.81%
    2,349  Intel Corp. ...........................................      165,017
    4,928  Motorola Inc. .........................................      281,204
   21,982  Sensormatic Electronics Corp. .........................      361,329
                                                                    -----------
                                                                        807,550
                                                                    -----------
ELECTRONICS COMPONENT & INSTRUMENTS--1.15%
    5,477  Thermo Electron Corp.*.................................      243,726
                                                                    -----------
FINANCIAL SERVICES--1.31%
    5,165  Travelers Group Inc. ..................................      278,264
                                                                    -----------
INDUSTRIAL SERVICES & SUPPLIES--1.04%
    3,968  Ecolab Inc. ...........................................      219,976
                                                                    -----------
OFFICE EQUIPMENT & SUPPLIES--0.52%
    3,701  Zebra Technologies Corp. (Class A)*....................      110,105
                                                                    -----------
PHARMACEUTICAL--1.58%
    5,486  R.P. Scherer Corp.*....................................      334,646
                                                                    -----------
RETAIL--2.35%
    3,810  Home Depot Inc. .......................................      224,314
    6,043  Sears Roebuck & Co. ...................................      273,446
                                                                    -----------
                                                                        497,760
                                                                    -----------
SECURITIES & ASSET MANAGEMENT--1.04%
    3,722  Morgan Stanley, Dean Witter, Discover & Co. ...........      220,063
                                                                    -----------
STEEL--0.22%
    1,180  UCAR International Inc.*...............................       47,126
                                                                    -----------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL GROWTH PORTFOLIO

COMMON STOCKS--(CONCLUDED)
UNITED STATES--(CONCLUDED)
STEEL--(CONCLUDED)

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
TELECOMMUNICATIONS--3.13%
   15,987  Airtouch Communications Inc.*..........................  $   664,460
                                                                    -----------
Total United States Common Stocks.................................    4,976,691
                                                                    -----------
Total Common Stocks (cost--$18,149,351)...........................   20,422,936
                                                                    -----------

PREFERRED STOCKS--1.33%
BRAZIL--0.96%
TELECOMMUNICATIONS--0.96%
  769,339  Telecomunicacoes de Sao Paulo S.A. ....................      204,727
                                                                    -----------

PREFERRED STOCKS--(CONCLUDED)
GERMANY--0.37%
MEDICAL PRODUCTS & SUPPLIES--0.37%
    1,452  Fresenius Medical Care AG*.............................  $    78,292
                                                                    -----------
Total Preferred Stocks (cost--$323,252)...........................      283,019
                                                                    -----------

NUMBER OF
 RIGHTS
---------

STOCK RIGHTS--0.05%
BRAZIL--0.05%
TELECOMMUNICATIONS--0.05%
   34,806  Telecomunicacoes de Sao Paulo S.A. (cost--$8,624)......        9,263
                                                                    -----------

PRINCIPAL
 AMOUNT                                                             MATURITY            INTEREST
  (000)                                                               DATE                RATE
---------                                                     --------------------  ----------------
REPURCHASE AGREEMENT--2.73%
 $  580   Repurchase Agreement dated 12/31/97 with State
            Street Bank & Trust Company, collateralized by
            $570,000 U.S. Treasury Notes, 6.375% due
            01/15/00 (value--$593,634); proceeds: $580,193
            (cost--$580,000)................................        01/02/98             6.000%           580,000
                                                                                                      -----------


NUMBER OF
 SHARES
---------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--0.27%
MONEY MARKET FUNDS--0.27%
 47,490   Liquid Assets Portfolio...........................                                               47,490
  9,552   TempCash Portfolio................................                                                9,552
    783   TempFund Portfolio................................                                                  783
                                                                                                      -----------
Total Investments of Cash Collateral for Securities Loaned
  (cost--$57,825)...........................................                                               57,825
                                                                                                      -----------
Total Investments (cost--$19,119,052)--100.65%..............                                           21,353,043
                                                                                                         (138,272)
Liabilities in excess of other assets--(0.65)%..............
                                                                                                      -----------
Net Assets--100.00%.........................................                                          $21,214,771
                                                                                                      -----------
                                                                                                      -----------

-----------------

*          Non-income producing security
+          Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR        American Depository Receipt
ADS        American Depository Shares
GDR        Global Depository Receipt
SDR        Special Drawing Rights
(1)        Security, or a portion thereof, was on loan at December 31, 1997.

                 See accompanying notes to financial statements

                      [This page intentionally left blank]

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

                                                          HIGH GRADE
                                          MONEY MARKET   FIXED INCOME
                                           PORTFOLIO      PORTFOLIO
                                          ------------   ------------

ASSETS
Investments, at value (cost--$8,927,237;
  $7,890,218; $11,408,047; $18,913,322;
  $29,382,705; $16,871,519; $30,062,431;
  $16,913,752 and $19,119,052,
  respectively).........................  $  8,927,237   $ 8,173,371
Cash (including cash denominated in
  foreign currencies)...................         1,889         2,830
Dividends and interest receivable.......        71,420        72,788
Receivable for investments sold.........       --            --
Unrealized appreciation of forward
  foreign currency contracts............       --            --
Other assets............................       --            --
                                          ------------   ------------
Total assets............................     9,000,546     8,248,989
                                          ------------   ------------

LIABILITIES
Dividends payable.......................        40,360       437,176
Payable to affiliates...................         3,883         3,316
Payable for investments purchased.......       --            424,283
Collateral for securities loaned........       --            --
Payable for shares of beneficial
  interest repurchased..................       --            --
Unrealized depreciation of forward
  foreign currency contracts............       --            --
Accrued expenses and other
  liabilities...........................        50,411        39,353
                                          ------------   ------------
Total liabilities.......................        94,654       904,128
                                          ------------   ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--8,914,692; 790,268;
  929,851; 1,640,109; 2,490,890;
  1,350,810; 1,956,767; 1,423,188; and
  1,450,596, respectively (unlimited
  amount authorized)....................     8,916,303     7,123,413
Accumulated net investment income
  (loss)................................       --                309
Accumulated net realized gains (losses)
  from investment transactions..........       (10,411)      (62,014)
Net unrealized appreciation/depreciation
  of investments and other assets and
  liabilities denominated in foreign
  currencies............................       --            283,153
                                          ------------   ------------
Net assets..............................  $  8,905,892   $ 7,344,861
                                          ------------   ------------
                                          ------------   ------------
Net asset value, offering price and
  redemption value per share............         $1.00          $9.29
                                          ------------   ------------
                                          ------------   ------------

                                           STRATEGIC        GLOBAL                        GROWTH                      AGGRESSIVE
                                          FIXED INCOME      INCOME        BALANCED      AND INCOME       GROWTH         GROWTH
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                          ------------   ------------   ------------   ------------   ------------   ------------

ASSETS
Investments, at value (cost--$8,927,237;
  $7,890,218; $11,408,047; $18,913,322;
  $29,382,705; $16,871,519; $30,062,431;
  $16,913,752 and $19,119,052,
  respectively).........................  $11,738,672    $ 18,540,807   $ 34,356,959   $ 22,088,741   $ 41,387,137   $ 22,423,110
Cash (including cash denominated in
  foreign currencies)...................           53           6,971          4,032            167          4,887            290
Dividends and interest receivable.......      109,141         421,809        119,521         24,443         28,959          4,298
Receivable for investments sold.........      --               14,989         82,517         56,111        272,007        108,509
Unrealized appreciation of forward
  foreign currency contracts............      --              256,293        --             --             --             --
Other assets............................        7,107         --                 771            366        --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total assets............................   11,854,973      19,240,869     34,563,800     22,169,828     41,692,990     22,536,207
                                          ------------   ------------   ------------   ------------   ------------   ------------

LIABILITIES
Dividends payable.......................      647,827       1,175,424      5,829,680      3,457,938      8,934,991      3,389,606
Payable to affiliates...................        4,464          12,224         21,614         12,960         24,891         15,023
Payable for investments purchased.......    1,256,242          14,921        254,681        --             --             --
Collateral for securities loaned........      --              --             159,300        159,300      2,073,500        --
Payable for shares of beneficial
  interest repurchased..................      --               91,573        --             --             --             --
Unrealized depreciation of forward
  foreign currency contracts............      --              131,193        --             --             --             --
Accrued expenses and other
  liabilities...........................       55,614          85,019         87,211         46,441         73,853         55,143
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total liabilities.......................    1,964,147       1,510,354      6,352,486      3,676,639     11,107,235      3,459,772
                                          ------------   ------------   ------------   ------------   ------------   ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--8,914,692; 790,268;
  929,851; 1,640,109; 2,490,890;
  1,350,810; 1,956,767; 1,423,188; and
  1,450,596, respectively (unlimited
  amount authorized)....................    9,684,830      18,111,730     23,257,145     13,289,903     19,065,024     13,568,700
Accumulated net investment income
  (loss)................................       (8,014)       (127,888)        (7,361)        (2,793)        (1,217)          (857)
Accumulated net realized gains (losses)
  from investment transactions..........     (117,638)            (27)       (12,724)       (11,143)       197,242           (766)
Net unrealized appreciation/depreciation
  of investments and other assets and
  liabilities denominated in foreign
  currencies............................      331,648        (253,300)     4,974,254      5,217,222     11,324,706      5,509,358
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net assets..............................  $ 9,890,826    $ 17,730,515   $ 28,211,314   $ 18,493,189   $ 30,585,755   $ 19,076,435
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, offering price and
  redemption value per share............        $10.64         $10.81         $11.33         $13.69         $15.63         $13.40
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------

                                            GLOBAL
                                            GROWTH
                                           PORTFOLIO
                                          -----------
ASSETS
Investments, at value (cost--$8,927,237;
  $7,890,218; $11,408,047; $18,913,322;
  $29,382,705; $16,871,519; $30,062,431;
  $16,913,752 and $19,119,052,
  respectively).........................  $21,353,043
Cash (including cash denominated in
  foreign currencies)...................      167,469
Dividends and interest receivable.......       23,411
Receivable for investments sold.........       11,751
Unrealized appreciation of forward
  foreign currency contracts............      --
Other assets............................        2,857
                                          -----------
Total assets............................   21,558,531
                                          -----------
LIABILITIES
Dividends payable.......................      151,800
Payable to affiliates...................       13,686
Payable for investments purchased.......      --
Collateral for securities loaned........       57,825
Payable for shares of beneficial
  interest repurchased..................       29,783
Unrealized depreciation of forward
  foreign currency contracts............      --
Accrued expenses and other
  liabilities...........................       90,666
                                          -----------
Total liabilities.......................      343,760
                                          -----------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--8,914,692; 790,268;
  929,851; 1,640,109; 2,490,890;
  1,350,810; 1,956,767; 1,423,188; and
  1,450,596, respectively (unlimited
  amount authorized)....................   19,106,658
Accumulated net investment income
  (loss)................................      (16,967)
Accumulated net realized gains (losses)
  from investment transactions..........     (106,787)
Net unrealized appreciation/depreciation
  of investments and other assets and
  liabilities denominated in foreign
  currencies............................    2,231,867
                                          -----------
Net assets..............................  $21,214,771
                                          -----------
                                          -----------
Net asset value, offering price and
  redemption value per share............       $14.62
                                          -----------
                                          -----------

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                          HIGH GRADE
                                          MONEY MARKET   FIXED INCOME
                                           PORTFOLIO      PORTFOLIO
                                          ------------   ------------

INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $    636,258   $   554,238
Dividends (net of foreign withholding
  taxes, if any)........................       --            --
                                          ------------   ------------
                                               636,258       554,238
                                          ------------   ------------

EXPENSES:
Investment advisory and
  administration........................        56,346        39,763
Legal and audit.........................        34,544        34,613
Reports and notices to shareholders.....        21,757        19,251
Trustees' fees..........................         7,500         7,500
Transfer agency fees and related service
  expenses..............................         1,500         1,500
Custody and accounting..................         1,127         6,635
Interest expense........................       --            --
Other expenses..........................        15,268         4,736
                                          ------------   ------------
                                               138,042       113,998
                                          ------------   ------------
Net investment income (loss)............       498,216       440,240
                                          ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from:
    Investments.........................       --            (11,692)
    Foreign currency transactions.......       --            --
    Futures and options contracts.......       --            --
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................       --            200,578
    Other assets, liabilities and
  forward contracts denominated in
  foreign currencies....................       --            --
                                          ------------   ------------
Net realized and unrealized gains
  (losses) from investment activities...       --            188,886
                                          ------------   ------------
Net increase in net assets resulting
  from operations.......................  $    498,216   $   629,126
                                          ------------   ------------
                                          ------------   ------------

                 See accompanying notes to financial statements

                                           STRATEGIC        GLOBAL                      GROWTH AND                    AGGRESSIVE
                                          FIXED INCOME      INCOME        BALANCED        INCOME         GROWTH         GROWTH
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                          ------------   ------------   ------------   ------------   ------------   ------------

INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $   750,535    $  1,737,383   $    771,771   $     72,046   $    314,127   $     37,205
Dividends (net of foreign withholding
  taxes, if any)........................      --              --             312,949        264,306        154,085         87,915
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                              750,535       1,737,383      1,084,720        336,352        468,212        125,120
                                          ------------   ------------   ------------   ------------   ------------   ------------

EXPENSES:
Investment advisory and
  administration........................       53,270         165,480        252,729        138,089        299,373        170,723
Legal and audit.........................       16,455          37,617         63,159         23,125         31,662         29,080
Reports and notices to shareholders.....       13,698          21,809         42,626         15,887         39,944         18,838
Trustees' fees..........................        7,500           7,500          7,500          7,500          7,500          7,500
Transfer agency fees and related service
  expenses..............................        1,500           1,500          1,500          1,500          1,500          1,500
Custody and accounting..................        8,513          95,679         22,080         13,909         26,170         14,936
Interest expense........................        4,695         --             --             --             --             --
Other expenses..........................        1,108           5,856         10,866          5,213         11,086          9,518
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                              106,739         335,441        400,460        205,223        417,235        252,095
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)............      643,796       1,401,942        684,260        131,129         50,977       (126,975)
                                          ------------   ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from:
    Investments.........................      101,982          20,580      5,140,177      3,316,804      9,230,218      3,516,947
    Foreign currency transactions.......        5,398        (198,473)       --             --             --             --
    Futures and options contracts.......       46,052         --             --             --             --             --
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................      281,528        (700,944)     1,635,208      2,030,467     (3,534,653)       559,895
    Other assets, liabilities and
  forward contracts denominated in
  foreign currencies....................       20,451         168,816        --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net realized and unrealized gains
  (losses) from investment activities...      455,411        (710,021)     6,775,385      5,347,271      5,695,565      4,076,842
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting
  from operations.......................  $ 1,099,207    $    691,921   $  7,459,645   $  5,478,400   $  5,746,542   $  3,949,867
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------

                                            GLOBAL
                                            GROWTH
                                           PORTFOLIO
                                          -----------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $    12,554
Dividends (net of foreign withholding
  taxes, if any)........................      310,722
                                          -----------
                                              323,276
                                          -----------
EXPENSES:
Investment advisory and
  administration........................      182,141
Legal and audit.........................       20,688
Reports and notices to shareholders.....       17,324
Trustees' fees..........................        7,500
Transfer agency fees and related service
  expenses..............................        1,500
Custody and accounting..................       29,946
Interest expense........................      --
Other expenses..........................        1,845
                                          -----------
                                              260,944
                                          -----------
Net investment income (loss)............       62,332
                                          -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from:
    Investments.........................    2,956,869
    Foreign currency transactions.......      (75,763)
    Futures and options contracts.......      --
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................   (1,172,619)
    Other assets, liabilities and
  forward contracts denominated in
  foreign currencies....................       (1,827)
                                          -----------
Net realized and unrealized gains
  (losses) from investment activities...    1,706,660
                                          -----------
Net increase in net assets resulting
  from operations.......................  $ 1,768,992
                                          -----------
                                          -----------

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        MONEY MARKET PORTFOLIO
                                                                                                     ----------------------------
                                                                                                         FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                     ----------------------------
                                                                                                         1997           1996
                                                                                                     -------------  -------------
FROM OPERATIONS:
Net investment income..............................................................................  $     498,216  $     676,800
Net realized gains from investments................................................................       --                5,435
                                                                                                     -------------  -------------
Net increase in net assets resulting from operations...............................................        498,216        682,235
                                                                                                     -------------  -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................................       (498,216)      (676,800)
                                                                                                     -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares...............................................................      6,100,044     10,397,169
Cost of shares repurchased.........................................................................     (9,982,269)   (20,822,547)
Proceeds from dividends reinvested.................................................................        500,956        732,906
                                                                                                     -------------  -------------
Net decrease in net assets from beneficial interest transactions...................................     (3,381,269)    (9,692,472)
                                                                                                     -------------  -------------
Net decrease in net assets.........................................................................     (3,381,269)    (9,687,037)

NET ASSETS:
Beginning of period................................................................................     12,287,161     21,974,198
                                                                                                     -------------  -------------
End of period......................................................................................  $   8,905,892  $  12,287,161
                                                                                                     -------------  -------------
                                                                                                     -------------  -------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                            HIGH GRADE FIXED
                                                                                                            INCOME PORTFOLIO
                                                                                                       --------------------------
                                                                                                          FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                       --------------------------
                                                                                                           1997          1996
                                                                                                       ------------  ------------
FROM OPERATIONS:
Net investment income................................................................................  $    440,240  $    448,587
Net realized gains (losses) from investments.........................................................       (11,692)       13,605
Net change in unrealized appreciation/depreciation of investments....................................       200,578      (368,487)
                                                                                                       ------------  ------------
Net increase in net assets resulting from operations.................................................       629,126        93,705
                                                                                                       ------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................................      (437,176)     (451,613)
                                                                                                       ------------  ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares.................................................................     1,050,596     1,586,211
Cost of shares repurchased...........................................................................    (2,251,336)   (3,017,538)
Proceeds from dividends reinvested...................................................................       451,613       544,295
                                                                                                       ------------  ------------
Net decrease in net assets from beneficial interest transactions.....................................      (749,127)     (887,032)
                                                                                                       ------------  ------------
Net decrease in net assets...........................................................................      (557,177)   (1,244,940)

NET ASSETS:
Beginning of period..................................................................................     7,902,038     9,146,978
                                                                                                       ------------  ------------
End of period (including undistributed net investment income of $309 at December 31, 1997)...........  $  7,344,861  $  7,902,038
                                                                                                       ------------  ------------
                                                                                                       ------------  ------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         STRATEGIC FIXED INCOME
                                                                                                               PORTFOLIO
                                                                                                      ----------------------------
                                                                                                          FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ----------------------------
                                                                                                          1997           1996
                                                                                                      -------------  -------------
FROM OPERATIONS:
Net investment income...............................................................................  $     643,796  $     737,966
Net realized gains (losses) from:
  Investments.......................................................................................        101,982       (169,337)
  Foreign currency transactions.....................................................................          5,398           (921)
  Futures and options contracts.....................................................................         46,052         (3,469)
Net change in unrealized appreciation/depreciation of:
  Investments and futures contracts.................................................................        281,528       (217,268)
  Other assets and liabilities denominated in foreign currencies....................................         20,451          9,255
                                                                                                      -------------  -------------
Net increase in net assets resulting from operations................................................      1,099,207        356,226
                                                                                                      -------------  -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................................       (647,827)      (732,890)
Net realized gains from investments.................................................................       --              (99,878)
                                                                                                      -------------  -------------
                                                                                                           (647,827)      (832,768)
                                                                                                      -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares................................................................      1,378,003      1,827,507
Cost of shares repurchased..........................................................................     (3,360,480)    (6,631,576)
Proceeds from dividends reinvested..................................................................        732,890      2,228,680
                                                                                                      -------------  -------------
Net decrease in net assets from beneficial interest transactions....................................     (1,249,587)    (2,575,389)
                                                                                                      -------------  -------------
Net decrease in net assets..........................................................................       (798,207)    (3,051,931)

NET ASSETS:
Beginning of period.................................................................................     10,689,033     13,740,964
                                                                                                      -------------  -------------
End of period.......................................................................................  $   9,890,826  $  10,689,033
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                            GLOBAL INCOME PORTFOLIO
                                          ----------------------------
                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                          ----------------------------
                                              1997           1996
                                          -------------  -------------
FROM OPERATIONS:
Net investment income...................  $   1,401,942  $   2,013,056
Net realized gains (losses) from:
  Investments...........................         20,580        552,474
  Foreign currency transactions.........       (198,473)      (153,052)
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................       (700,944)      (601,324)
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................        168,816         21,138
                                          -------------  -------------
Net increase in net assets resulting
  from operations.......................        691,921      1,832,292
                                          -------------  -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................     (1,167,799)    (1,740,961)
Net realized gains from investments.....        (20,607)       (18,905)
                                          -------------  -------------
                                             (1,188,406)    (1,759,866)
                                          -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....        542,568      1,111,951
Cost of shares repurchased..............     (8,439,544)   (15,880,673)
Proceeds from dividends reinvested......      1,687,811      3,432,887
                                          -------------  -------------
Net decrease in net assets from
  beneficial interest transactions......     (6,209,165)   (11,335,835)
                                          -------------  -------------
Net decrease in net assets..............     (6,705,650)   (11,263,409)

NET ASSETS:
Beginning of period.....................     24,436,165     35,699,574
                                          -------------  -------------
End of period...........................  $  17,730,515  $  24,436,165
                                          -------------  -------------
                                          -------------  -------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          BALANCED PORTFOLIO
                                                                                                     ----------------------------
                                                                                                         FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                     ----------------------------
                                                                                                         1997           1996
                                                                                                     -------------  -------------
FROM OPERATIONS:
Net investment income..............................................................................  $     684,260  $     763,303
Net realized gains from investments................................................................      5,140,177      3,319,346
Net change in unrealized appreciation/depreciation of investments..................................      1,635,208        970,372
                                                                                                     -------------  -------------
Net increase in net assets resulting from operations...............................................      7,459,645      5,053,021
                                                                                                     -------------  -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................................       (697,200)      (762,589)
Net realized gains from investments................................................................     (5,137,670)    (3,328,217)
                                                                                                     -------------  -------------
                                                                                                        (5,834,870)    (4,090,806)
                                                                                                     -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares...............................................................      1,683,192     13,793,963
Cost of shares repurchased.........................................................................     (8,416,342)   (11,275,286)
Proceeds from dividends reinvested.................................................................      4,095,996      2,329,515
                                                                                                     -------------  -------------
Net increase (decrease) in net assets from beneficial interest transactions........................     (2,637,154)     4,848,192
                                                                                                     -------------  -------------
Net increase (decrease) in net assets..............................................................     (1,012,379)     5,810,407

NET ASSETS:
Beginning of period................................................................................     29,223,693     23,413,286
                                                                                                     -------------  -------------
End of period......................................................................................  $  28,211,314  $  29,223,693
                                                                                                     -------------  -------------
                                                                                                     -------------  -------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      GROWTH AND INCOME PORTFOLIO
                                                                                                      ----------------------------
                                                                                                          FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ----------------------------
                                                                                                          1997           1996
                                                                                                      -------------  -------------
FROM OPERATIONS:
Net investment income...............................................................................  $     131,129  $      77,619
Net realized gains from investments.................................................................      3,316,804      2,474,005
Net change in unrealized appreciation/depreciation of investments...................................      2,030,467        572,936
                                                                                                      -------------  -------------
Net increase in net assets resulting from operations................................................      5,478,400      3,124,560
                                                                                                      -------------  -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................................       (140,484)       (71,861)
Net realized gains from investments.................................................................     (3,320,316)    (2,474,302)
                                                                                                      -------------  -------------
                                                                                                         (3,460,800)    (2,546,163)
                                                                                                      -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares................................................................      4,349,726      3,555,574
Cost of shares repurchased..........................................................................     (4,943,405)    (4,567,939)
Proceeds from dividends reinvested..................................................................      2,549,024        157,655
                                                                                                      -------------  -------------
Net increase (decrease) in net assets from beneficial interest transactions.........................      1,955,345       (854,710)
                                                                                                      -------------  -------------
Net increase (decrease) in net assets...............................................................      3,972,945       (276,313)

NET ASSETS:
Beginning of period.................................................................................     14,520,244     14,796,557
                                                                                                      -------------  -------------
End of period (including accumulated net investment income of $3,226 at December 31, 1996)..........  $  18,493,189  $  14,520,244
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      GROWTH PORTFOLIO
                                                                                            ------------------------------------
                                                                                                    FOR THE YEARS ENDED
                                                                                                        DECEMBER 31,
                                                                                            ------------------------------------
                                                                                                  1997               1996
                                                                                            -----------------  -----------------
FROM OPERATIONS:
Net investment income (loss)..............................................................    $      50,977      $    (126,059)
Net realized gains from investments.......................................................        9,230,218          6,920,115
Net change in unrealized appreciation/depreciation of investments.........................       (3,534,653)           492,510
                                                                                            -----------------  -----------------
Net increase in net assets resulting from operations......................................        5,746,542          7,286,566
                                                                                            -----------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................................................          (52,637)          --
Net realized gains from investments.......................................................       (8,882,354)        (6,898,716)
                                                                                            -----------------  -----------------
                                                                                                 (8,934,991)        (6,898,716)
                                                                                            -----------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares......................................................        1,988,470          5,722,479
Cost of shares repurchased................................................................      (11,457,385)       (16,565,313)
Proceeds from dividends reinvested........................................................        6,886,405          4,027,837
                                                                                            -----------------  -----------------
Net decrease in net assets from beneficial interest transactions..........................       (2,582,510)        (6,814,997)
                                                                                            -----------------  -----------------
Net decrease in net assets................................................................       (5,770,959)        (6,427,147)

NET ASSETS:
Beginning of period.......................................................................       36,356,714         42,783,861
                                                                                            -----------------  -----------------
End of period.............................................................................    $  30,585,755      $  36,356,714
                                                                                            -----------------  -----------------
                                                                                            -----------------  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      AGGRESSIVE GROWTH PORTFOLIO
                                                                                                      ----------------------------
                                                                                                          FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ----------------------------
                                                                                                          1997           1996
                                                                                                      -------------  -------------
FROM OPERATIONS:
Net investment loss.................................................................................  $    (126,975) $    (144,571)
Net realized gains from investments.................................................................      3,516,947      1,629,658
Net change in unrealized appreciation/depreciation of investments...................................        559,895      2,835,132
                                                                                                      -------------  -------------
Net increase in net assets resulting from operations................................................      3,949,867      4,320,219
                                                                                                      -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investments.................................................................     (3,393,138)    (1,587,776)
                                                                                                      -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares................................................................      2,796,889      2,195,993
Cost of shares repurchased..........................................................................     (5,035,609)    (3,954,371)
Proceeds from dividends reinvested..................................................................      1,591,309        532,573
                                                                                                      -------------  -------------
Net decrease in net assets from beneficial interest transactions....................................       (647,411)    (1,225,805)
                                                                                                      -------------  -------------
Net increase (decrease) in net assets...............................................................        (90,682)     1,506,638

NET ASSETS:
Beginning of period.................................................................................     19,167,117     17,660,479
                                                                                                      -------------  -------------
End of period.......................................................................................  $  19,076,435  $  19,167,117
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        GLOBAL GROWTH PORTFOLIO
                                                                                                      ----------------------------
                                                                                                          FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ----------------------------
                                                                                                          1997           1996
                                                                                                      -------------  -------------
FROM OPERATIONS:
Net investment income...............................................................................  $      62,332  $     122,459
Net realized gains (losses) from:
  Investments.......................................................................................      2,956,869      1,324,543
  Foreign currency transactions.....................................................................        (75,763)       (28,307)
Net change in unrealized appreciation/depreciation of:
  Investments.......................................................................................     (1,172,619)     2,292,264
  Other assets and liabilities denominated in foreign currencies....................................         (1,827)        (2,576)
                                                                                                      -------------  -------------
Net increase in net assets resulting from operations................................................      1,768,992      3,708,383
                                                                                                      -------------  -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................................        (61,882)      (142,283)
Net realized gains from investments.................................................................        (89,918)      --
                                                                                                      -------------  -------------
                                                                                                           (151,800)      (142,283)
                                                                                                      -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares................................................................      1,143,962      2,414,636
Cost of shares repurchased..........................................................................     (7,389,928)    (8,786,727)
Proceeds from dividends reinvested..................................................................        142,283       --
                                                                                                      -------------  -------------
Net decrease in net assets from beneficial interest transactions....................................     (6,103,683)    (6,372,091)
                                                                                                      -------------  -------------
Net decrease in net assets..........................................................................     (4,486,491)    (2,805,991)

NET ASSETS:
Beginning of period.................................................................................     25,701,262     28,507,253
                                                                                                      -------------  -------------
End of period.......................................................................................  $  21,214,771  $  25,701,262
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust (the "Fund"), formerly PaineWebber Series Trust (name change approved by Fund's board of trustees on November 19, 1997), is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  As of December 31, 1997 the Fund has nine series of shares available for investment, each having its own investment objectives and policies: the Money Market Portfolio, the High Grade Fixed Income Portfolio, the Strategic Fixed Income Portfolio, the Global Income Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Aggressive Growth Portfolio and the Global Growth Portfolio, (collectively referred to as the "Portfolios").

  All series of shares are diversified except Global Income Portfolio. Shares of each series of the Fund are offered only to insurance company separate accounts which fund certain variable contracts. Shares of each series of the Fund are offered to separate accounts of PaineWebber Life Insurance Company ("PaineWebber Life"). PaineWebber Life is a wholly owned subsidiary of PaineWebber Life Holdings Inc., which in turn is a wholly owned subsidiary of Paine Webber Group Inc.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the portfolios' adviser and a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), or by the applicable sub-adviser, as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities (other than short-term debt securities described below) are valued at the last quoted bid price available in the OTC market prior to the time of valuation. When market quotations are unavailable, valuations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value short-term debt obligations with sixty days or less remaining to maturity, including all investments of the Money Market Portfolio, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodians, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in a computation of the Portfolios' net asset values. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities may be valued at their fair value as determined in good faith by or under the direction of the Fund's board of trustees.

NOTES TO FINANCIAL STATEMENTS

  REPURCHASE AGREEMENTS--Each Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolios, using reasonable diligence, become aware of such dividends). Interest income is recorded on an accrual basis. Premiums are amortized (with the exception of Global Income Portfolio) and discounts are accreted as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  Although the net assets and the market values of the Portfolios' securities are presented at the foreign exchange rates at the end of the period, the Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

  FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins, or the applicable sub-adviser, anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

  These Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS

  Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolios on contracts which have matured.

  OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

  FUTURES CONTRACTS--Strategic Fixed Income Portfolio is the only Portfolio currently engaged in futures contracts as an alternative investment for traditional Treasury securities. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. Each of the portfolios are subject to a number of guidelines which reduce the risk by seeking to ensure that financial futures contracts are used for hedging purposes or to manage the average duration of a portfolio and not for leverage. However, imperfect correlations between future contracts and the portfolio securities being hedged, or market disruption, do not normally permit full control of these risks at all times.

  Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  REVERSE REPURCHASE AGREEMENTS--Each of the Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Portfolios' board of trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  For the year ended December 31, 1997, the Strategic Fixed Income Portfolio is the only Portfolio which engaged in reverse repurchase agreements. The average monthly balance of reverse repurchase agreements outstanding during the year ended December 31, 1997 was $83,250 at a weighted average interest rate of 5.55%.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which certain portfolios are authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

  Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

  The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

WRITTEN OPTION ACTIVITY

  Written option activity for the year ended December 31, 1997 for the Strategic Fixed Income Portfolio was as follows:

                                      NUMBER
                                      OF            AMOUNT OF
                                      OPTIONS       PREMIUMS
                                      ---           ---------
Options outstanding at
  December 31, 1996...........         0                   0
Options written during the
  year ended December 31,
  1997........................         4            $  8,129
Options terminated in closing
  purchase transactions.......        (4)             (8,129)
                                      ---           ---------
Options outstanding at
  December 31, 1997...........         0            $      0
                                      ---           ---------
                                      ---           ---------

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund and each Portfolio. Mitchell Hutchins receives compensation from the Fund, computed daily and payable monthly, as follows:

                                                                                              ANNUAL RATE
                                                                                          AS A PERCENTAGE OF
                                                                                           EACH PORTFOLIO'S
                                                                                       AVERAGE DAILY NET ASSETS
                                                                                      ---------------------------
Money Market Portfolio..............................................................                0.50%
High Grade Fixed Income Portfolio...................................................                0.50
Strategic Fixed Income Portfolio....................................................                0.50
Global Income Portfolio.............................................................                0.75
Balanced Portfolio..................................................................                0.75
Growth and Income Portfolio.........................................................                0.70
Growth Portfolio....................................................................                0.75
Aggressive Growth Portfolio.........................................................                0.80
Global Growth Portfolio.............................................................                0.75

  Under separate contracts, Mitchell Hutchins pays GE Investment Management Incorporated, Pacific Investment Management Company and Nicholas-Applegate Capital Management to serve as the sub-advisers of the Global Growth

NOTES TO FINANCIAL STATEMENTS

Portfolio, the Strategic Fixed Income Portfolio and the Aggressive Growth Portfolio, respectively. Mitchell Hutchins (not the Portfolios) pays the sub-advisers a fee, computed daily and paid monthly, at an annual rate of 0.29%, 0.25% and 0.50%, respectively, of each Portfolio's average daily net assets.

  During the year ended December 31, 1997, the Balanced Portfolio, the Growth and Income Portfolio, the Growth Portfolio and the Aggressive Growth Portfolio paid $1,992, $558, $4,020 and $1,621, respectively, in brokerage commissions to PaineWebber for transactions executed on behalf of these Portfolios.

SECURITIES LENDING

  Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio's will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio's may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio's receive compensation, which is included in interest income, for lending their securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolios' lending agent, received compensation from the Portfolios for the year ended December 31, 1997 as follows:

                                                                                               COMPENSATION
                                                                                               -------------
Global Income Portfolio......................................................................    $     213
Balanced Portfolio...........................................................................    $     867
Growth and Income Portfolio..................................................................    $     437
Growth Portfolio.............................................................................    $   9,945
Aggressive Growth Portfolio..................................................................    $   2,060
Global Growth Portfolio......................................................................    $     809

  As of December 31, 1997 the Portfolios held cash as collateral and market values of securities loaned as follows:

                                                                                  COLLATERAL   MARKET VALUE
                                                                                     FOR            OF
                                                                                  SECURITIES    SECURITIES
                                                                                    LOANED        LOANED
                                                                                 ------------  ------------
Balanced Portfolio.............................................................   $  159,300    $  156,263
Growth and Income Portfolio....................................................   $  159,300    $  156,263
Growth Portfolio...............................................................   $2,073,500    $2,013,919
Global Growth Portfolio........................................................   $   57,825    $   47,117

BANK LINE OF CREDIT

  Each of the Portfolios may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the period ended December 31, 1997, the Portfolios did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

  For the year ended December 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                                                  PURCHASES        SALES
                                                                                -------------  -------------
High Grade Fixed Income Portfolio.............................................  $   7,394,205  $   8,444,808
Strategic Fixed Income Portfolio..............................................  $  18,652,239  $  18,261,603
Global Income Portfolio.......................................................  $  26,391,886  $  28,895,732
Balanced Portfolio............................................................  $  54,762,437  $  61,005,632
Growth and Income Portfolio...................................................  $  18,244,319  $  16,970,204
Growth Portfolio..............................................................  $  31,383,096  $  41,858,603
Aggressive Growth Portfolio...................................................  $  18,478,302  $  21,504,991
Global Growth Portfolio.......................................................  $  19,139,936  $  25,289,416

  At December 31, 1997, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                                   NET
                                                                                               UNREALIZED
                                                                   GROSS          GROSS       APPRECIATION
                                                               APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                                               -------------  --------------  -------------
High Grade Fixed Income Portfolio............................  $     290,804  $       (7,651) $     283,153
Strategic Fixed Income Portfolio.............................  $     353,051  $      (22,426) $     330,625
Global Income Portfolio......................................  $     186,358  $     (558,873) $    (372,515)
Balanced Portfolio...........................................  $   5,530,486  $     (556,232) $   4,974,254
Growth and Income Portfolio..................................  $   5,539,998  $     (322,776) $   5,217,222
Growth Portfolio.............................................  $  12,715,643  $   (1,390,937) $  11,324,706
Aggressive Growth Portfolio..................................  $   6,123,710  $     (614,352) $   5,509,358
Global Growth Portfolio......................................  $   3,538,241  $   (1,304,250) $   2,233,991

  For federal income tax purposes, the cost of securities owned at December 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

FEDERAL INCOME TAX STATUS

  Each of the Portfolios intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

  At December 31, 1997, the following Portfolios had capital loss carryforwards available as reductions, to the extent provided in the regulations, of any future net gains realized before the end of the fiscal years indicated below:

                                                                                         HIGH GRADE   STRATEGIC
                                                                               MONEY        FIXED       FIXED
                                                                              MARKET       INCOME      INCOME
                                                                             PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                                            -----------  -----------  ---------
2002......................................................................   $  10,411    $  11,787      --
2003......................................................................      --           --          --
2004......................................................................      --           --       $ 116,575
2005......................................................................      --           50,227      --
                                                                            -----------  -----------  ---------
                                                                             $  10,411    $  62,014   $ 116,575
                                                                            -----------  -----------  ---------
                                                                            -----------  -----------  ---------

  To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

NOTES TO FINANCIAL STATEMENTS

  At December 31, 1997, the effect of permanent "book/tax" reclassifications resulted in increases (decreases) to the components of net assets as follows:

                                                             ACCUMULATED NET  ACCUMULATED NET
                                                               INVESTMENT        REALIZED      BENEFICIAL
                                                              INCOME (LOSS)   GAINS (LOSSES)    INTEREST
                                                             ---------------  ---------------  ----------
High Grade Fixed Income Portfolio..........................    $     2,538      $    (2,538)       --
Strategic Fixed Income Portfolio...........................    $    (1,139)     $     1,139        --
Global Income Portfolio....................................    $  (198,571)     $   198,571        --
Balanced Portfolio.........................................    $     5,579      $    (6,603)   $    1,024
Growth & Income Portfolio..................................    $     3,336      $     1,098    $   (4,434)
Growth Portfolio...........................................    $       443      $      (205)   $     (238)
Aggressive Growth Portfolio................................    $   129,272      $  (129,272)       --
Global Growth Portfolio....................................    $    30,714      $   (30,714)       --

SHARES OF BENEFICIAL INTEREST

  There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                        FOR THE YEAR ENDED DECEMBER 31, 1997
                 ------------------------------------------------------------------------------------------------------------------
                                                                                     GROWTH
                    MONEY      HIGH GRADE     STRATEGIC       GLOBAL                   AND                   AGGRESSIVE    GLOBAL
                   MARKET     FIXED INCOME   FIXED INCOME     INCOME     BALANCED    INCOME       GROWTH       GROWTH      GROWTH
                  PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                 -----------  ------------   ------------   ----------  ----------  ---------   ----------   ----------   ---------
Shares sold....    6,100,044     112,751        128,208         48,364     132,366    305,770     109,171      191,122       77,628
Shares
  redeemed.....   (9,982,269)   (240,926)      (317,619)      (754,708)   (688,789)  (349,095)   (633,224)    (356,820)    (507,945)
Reinvestment of
  dividends....      500,956      49,957         72,277        152,314     378,119    210,259     400,838      124,554       10,446
                 -----------  ------------   ------------   ----------  ----------  ---------   ----------   ----------   ---------
Net increase
  (decrease) in
  shares
 outstanding...   (3,381,269)    (78,218)      (117,134)      (554,030)   (178,304)   166,934    (123,215)     (41,144)    (419,871)
                 -----------  ------------   ------------   ----------  ----------  ---------   ----------   ----------   ---------
                 -----------  ------------   ------------   ----------  ----------  ---------   ----------   ----------   ---------

                                                        FOR THE YEAR ENDED DECEMBER 31, 1996
                 ------------------------------------------------------------------------------------------------------------------
                                                                                     GROWTH
                    MONEY      HIGH GRADE     STRATEGIC       GLOBAL                   AND                   AGGRESSIVE    GLOBAL
                   MARKET     FIXED INCOME   FIXED INCOME     INCOME     BALANCED    INCOME       GROWTH       GROWTH      GROWTH
                  PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                 -----------  ------------   ------------   ----------  ----------  ---------   ----------   ----------   ---------
Shares sold
  (1)..........   10,397,169     170,053        174,852         97,475   1,266,095    273,166     297,187      171,441      186,725
Shares
  redeemed.....  (20,822,547)   (322,275)      (633,097)    (1,397,542) (1,000,938)  (353,815)   (883,234)    (311,017)    (692,316)
Reinvestment of
  dividends....      732,906      57,354        210,338        305,777     216,699     13,293     230,902       46,676       --
                 -----------  ------------   ------------   ----------  ----------  ---------   ----------   ----------   ---------
Net increase
  (decrease) in
  shares
 outstanding...   (9,692,472)    (94,868)      (247,907)      (994,290)    481,856    (67,356)   (355,145)     (92,900)    (505,591)
                 -----------  ------------   ------------   ----------  ----------  ---------   ----------   ----------   ---------
                 -----------  ------------   ------------   ----------  ----------  ---------   ----------   ----------   ---------

---------------

(1)        For the Balanced Portfolio, includes 1,198,513 shares issued in connection with the acquisition of the former Balanced
           Portfolio.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                           MONEY MARKET PORTFOLIO
                                                                            -----------------------------------------------------
                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                            -----------------------------------------------------
                                                                              1997       1996       1995       1994       1993
                                                                            ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period......................................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                                            ---------  ---------  ---------  ---------  ---------
Net investment income.....................................................       0.04       0.04       0.05       0.03       0.02
                                                                            ---------  ---------  ---------  ---------  ---------
Dividends from net investment income......................................      (0.04)     (0.04)     (0.05)     (0.03)     (0.02)
                                                                            ---------  ---------  ---------  ---------  ---------
Net asset value, end of period............................................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                                            ---------  ---------  ---------  ---------  ---------
                                                                            ---------  ---------  ---------  ---------  ---------
Total investment return (1)...............................................       4.53%      4.32%      5.22%      3.43%      2.45%
                                                                            ---------  ---------  ---------  ---------  ---------
                                                                            ---------  ---------  ---------  ---------  ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).........................................  $   8,906  $  12,287  $  21,974  $  25,042  $  15,468
Expenses to average net assets............................................       1.22%      1.17%      0.79%      0.88%      0.86%
Net investment income to average net assets...............................       4.43%      4.27%      5.23%      3.56%      2.43%

-----------------

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        HIGH GRADE FIXED INCOME PORTFOLIO
                                               ---------------------------------------------------
                                                                                    FOR THE PERIOD
                                                                                     NOVEMBER 8,
                                                FOR THE YEARS ENDED DECEMBER 31,        1993+
                                               ----------------------------------    TO DECEMBER
                                                1997     1996     1995     1994        31, 1993
                                               -------  -------  -------  -------   --------------
Net asset value, beginning of period.........  $  9.10  $  9.49  $  8.71  $  9.61         $10.00
                                               -------  -------  -------  -------        -------
Net investment income........................     0.55     0.50     0.56     0.26           0.02
Net realized and unrealized gains (losses)
 from investments............................     0.19    (0.63)    0.79    (0.89)         (0.39)
                                               -------  -------  -------  -------        -------
Net increase (decrease) from investment
 operations..................................     0.74     0.13     1.35    (0.63)         (0.37)
                                               -------  -------  -------  -------        -------
Dividends from net investment income.........    (0.55)   (0.52)   (0.57)   (0.27)         (0.02)
                                               -------  -------  -------  -------        -------
Net asset value, end of period...............  $  9.29  $  9.10  $  9.49  $  8.71         $ 9.61
                                               -------  -------  -------  -------        -------
                                               -------  -------  -------  -------        -------
Total investment return (1)..................     8.13%    1.41%   15.44%   (6.56)%        (3.73)%
                                               -------  -------  -------  -------        -------
                                               -------  -------  -------  -------        -------
Ratios/Supplemental Data:
Net assets, end of period (000's)............  $ 7,345  $ 7,902  $ 9,147  $ 7,638         $1,480
Expenses to average net assets**.............     1.43%    1.62%    1.01%    1.56%          0.00%
Net investment income to average net
 assets**....................................     5.54%    5.04%    5.56%    4.61%          3.90%*
Portfolio turnover rate......................       95%     282%     136%      36%             0%

-----------------

+          Commencement of operations
*          Annualized
**         During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment loss to average net assets would have been
           23.52% and (19.62)%, respectively.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        STRATEGIC FIXED INCOME PORTFOLIO
                                               --------------------------------------------------
                                                        FOR THE YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------
                                                1997      1996      1995      1994        1993
                                               -------  --------  --------  --------   ----------
Net asset value, beginning of period.........  $ 10.21  $  10.61  $  10.34  $  11.93   $    11.58
                                               -------  --------  --------  --------   ----------
Net investment income........................     0.69      0.70      0.88      0.85         0.87
Net realized and unrealized gains (losses)
 from investments, futures and options.......     0.44     (1.09)     1.03     (1.49)        0.48
                                               -------  --------  --------  --------   ----------
Net increase (decrease) from investment
 operations..................................     1.13      0.39      1.91     (0.64)        1.35
                                               -------  --------  --------  --------   ----------
Dividends from net investment income.........    (0.70)    (0.70)    (0.88)    (0.85)       (0.87)
Distributions from net realized gains from
 investments.................................    --        (0.09)    (0.76)    (0.10)       (0.13)
                                               -------  --------  --------  --------   ----------
Total dividends and other distributions......    (0.70)    (0.79)    (1.64)    (0.95)       (1.00)
                                               -------  --------  --------  --------   ----------
Net asset value, end of period...............  $ 10.64  $  10.21  $  10.61  $  10.34   $    11.93
                                               -------  --------  --------  --------   ----------
                                               -------  --------  --------  --------   ----------
Total investment return (1)..................    11.00%     3.79%    18.51%    (5.34)%      11.66%
                                               -------  --------  --------  --------   ----------
                                               -------  --------  --------  --------   ----------
Ratios/Supplemental Data:
Net assets, end of period (000's)............  $ 9,891  $ 10,689  $ 13,741  $ 17,020   $   22,354
Expenses to average net assets...............     1.00%     1.52%     0.99%     0.89%        0.79%
Net investment income to average net
 assets......................................     6.04%     5.88%     6.35%     6.64%        6.13%
Portfolio turnover rate......................      175%      317%      234%       54%          %8

-----------------

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                       GLOBAL INCOME PORTFOLIO
                                          --------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------
                                            1997      1996      1995      1994       1993
                                          --------  --------  --------  --------   ---------
Net asset value, beginning of period....  $  11.14  $  11.20  $  10.88  $  11.72   $   11.17
                                          --------  --------  --------  --------   ---------
Net investment income (loss)............      0.75      0.87     (0.05)     0.97        0.96
Net realized and unrealized gains
 (losses) from investments and foreign
 currency...............................     (0.36)    (0.13)     1.52     (1.60)       0.90
                                          --------  --------  --------  --------   ---------
Net increase (decrease) from investment
 operations.............................      0.39      0.74      1.47     (0.63)       1.86
                                          --------  --------  --------  --------   ---------
Dividends from net investment income....     (0.71)    (0.79)    (1.15)    (0.21)      (0.94)
Distributions in excess of net
 investment income......................     --        --        --        --          (0.16)
Distributions from net realized gains
 from investments.......................     (0.01)    (0.01)    --        --          (0.21)
                                          --------  --------  --------  --------   ---------
Total dividends and other
 distributions..........................     (0.72)    (0.80)    (1.15)    (0.21)      (1.31)
                                          --------  --------  --------  --------   ---------
Net asset value, end of period..........  $  10.81  $  11.14  $  11.20  $  10.88   $   11.72
                                          --------  --------  --------  --------   ---------
                                          --------  --------  --------  --------   ---------
Total investment return (1).............      3.50%     6.62%    13.58%    (5.56)%     16.65%
                                          --------  --------  --------  --------   ---------
                                          --------  --------  --------  --------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $ 17,730  $ 24,436  $ 35,700  $ 52,688   $  64,610
Expenses to average net assets..........      1.52%     1.56%     1.19%     1.17%       0.98%
Net investment income to average net
 assets.................................      6.34%     6.56%     7.21%     7.23%       7.47%
Portfolio turnover rate.................       142%      134%      160%       97%         69%

-----------------

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                         BALANCED PORTFOLIO*
                                          --------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------
                                            1997      1996      1995      1994       1993
                                          --------  --------  --------  --------   ---------
Net asset value, beginning of period....  $  10.95  $  10.70  $   9.54  $  11.95   $   11.63
                                          --------  --------  --------  --------   ---------
Net investment income...................      0.28      0.29      0.35      0.30        0.33
Net realized and unrealized gains
 (losses) from investments..............      2.44      1.49      1.88     (1.44)       1.48
                                          --------  --------  --------  --------   ---------
Net increase (decrease) from investment
 operations.............................      2.72      1.78      2.23     (1.14)       1.81
                                          --------  --------  --------  --------   ---------
Dividends from net investment income....     (0.28)    (0.28)    (0.35)    (0.30)      (0.33)
Distributions from net realized gains
 from investments.......................     (2.06)    (1.25)    (0.72)    (0.97)      (1.16)
                                          --------  --------  --------  --------   ---------
Total dividends and other
 distributions..........................     (2.34)    (1.53)    (1.07)    (1.27)      (1.49)
                                          --------  --------  --------  --------   ---------
Net asset value, end of period..........  $  11.33  $  10.95  $  10.70  $   9.54   $   11.95
                                          --------  --------  --------  --------   ---------
                                          --------  --------  --------  --------   ---------
Total investment return (1).............     24.86%    16.82%    23.27%    (9.59)%     15.76%
                                          --------  --------  --------  --------   ---------
                                          --------  --------  --------  --------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $ 28,211  $ 29,224  $ 23,413  $ 23,263   $  33,367
Expenses to average net assets..........      1.19%     1.24%     1.09%     1.03%       0.95%
Net investment income to average net
 assets.................................      2.06%     2.29%     2.88%     2.30%       2.27%
Portfolio turnover rate.................       169%      235%      171%      112%         60%
Average commission rate paid (2)........  $ 0.0600  $ 0.0616     --        --         --

-----------------

*          Prior to the close of business on January 26, 1996, the Balanced Portfolio was known as the Asset Allocation Portfolio.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included.
(2)        Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                    GROWTH AND INCOME PORTFOLIO
                                          ------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                          ------------------------------------------------
                                            1997      1996      1995      1994      1993
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $  12.27  $  11.83  $   9.16  $   9.87  $  10.26
                                          --------  --------  --------  --------  --------
Net investment income...................      0.10      0.06      0.10      0.10      0.16
Net realized and unrealized gains
 (losses) from investments..............      3.88      2.53      2.70     (0.71)    (0.39)
                                          --------  --------  --------  --------  --------
Net increase (decrease) from investment
 operations.............................      3.98      2.59      2.80     (0.61)    (0.23)
                                          --------  --------  --------  --------  --------
Dividends from net investment income....     (0.10)    (0.06)    (0.10)    (0.10)    (0.16)
Distributions from net realized gains
 from investments.......................     (2.46)    (2.09)    (0.03)    --        --
                                          --------  --------  --------  --------  --------
Total dividends and other
 distributions..........................     (2.56)    (2.15)    (0.13)    (0.10)    (0.16)
                                          --------  --------  --------  --------  --------
Net asset value, end of period..........  $  13.69  $  12.27  $  11.83  $   9.16  $   9.87
                                          --------  --------  --------  --------  --------
                                          --------  --------  --------  --------  --------
Total investment return (1).............     32.45%    22.12%    30.52%    (6.18)%    (2.26)%
                                          --------  --------  --------  --------  --------
                                          --------  --------  --------  --------  --------
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $ 18,493  $ 14,520  $ 14,797  $ 12,872  $ 16,281
Expenses to average net assets..........      1.04%     1.58%     1.37%     1.35%     1.12%
Net investment income to average net
 assets.................................      0.71%     0.49%     0.94%     1.06%     1.37%
Portfolio turnover rate.................        92%       99%      134%      150%       52%
Average commission rate paid (2)........  $ 0.0599  $ 0.0598     --        --        --

-----------------

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included.
(2)        Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                           GROWTH PORTFOLIO
                                          --------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------
                                            1997      1996      1995      1994       1993
                                          --------  --------  --------  --------   ---------
Net asset value, beginning of period....  $  17.48  $  17.57  $  14.56  $  18.06   $   15.68
                                          --------  --------  --------  --------   ---------
Net investment income (loss)............      0.03     (0.06)     0.04      0.01        0.00
Net realized and unrealized gains
 (losses) from investments..............      2.69      3.29      4.68     (2.13)       3.08
                                          --------  --------  --------  --------   ---------
Net increase (decrease) from investment
 operations.............................      2.72      3.23      4.72     (2.12)       3.08
                                          --------  --------  --------  --------   ---------
Dividends from net investment income....     (0.03)    --        (0.08)    (0.01)     --
Distributions from net realized gains
 from investments.......................     (4.54)    (3.32)    (1.63)    (1.37)      (0.70)
                                          --------  --------  --------  --------   ---------
Total dividends and other
 distributions..........................     (4.57)    (3.32)    (1.71)    (1.38)      (0.70)
                                          --------  --------  --------  --------   ---------
Net asset value, end of period..........  $  15.63  $  17.48  $  17.57  $  14.56   $   18.06
                                          --------  --------  --------  --------   ---------
                                          --------  --------  --------  --------   ---------
Total investment return (1).............     15.41%    18.70%    32.50%   (11.65)%     19.61%
                                          --------  --------  --------  --------   ---------
                                          --------  --------  --------  --------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $ 30,586  $ 36,357  $ 42,784  $ 39,135   $  51,696
Expenses to average net assets..........      1.05%     1.14%     1.02%     1.00%       0.92%
Net investment income (loss) to average
 net assets.............................      0.12%    (0.29)%     0.23%     0.04%      0.00%
Portfolio turnover rate.................        89%       53%       41%       27%         35%
Average commission rate paid (2)........  $ 0.0598  $ 0.0600     --        --         --

-----------------

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included.
(2)        Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                  AGGRESSIVE GROWTH PORTFOLIO
                                    -------------------------------------------------------
                                                                             FOR THE PERIOD
                                                                              NOVEMBER 2,
                                       FOR THE YEARS ENDED DECEMBER 31,          1993+
                                    --------------------------------------    TO DECEMBER
                                      1997      1996      1995      1994        31, 1993
                                    --------  --------  --------  --------   --------------
Net asset value, beginning of
 period...........................  $  13.09  $  11.34  $   9.65  $   9.95         $ 10.00
                                    --------  --------  --------  --------         -------
Net investment income (loss)......     (0.09)    (0.10)     0.03      0.01            0.01
Net realized and unrealized gains
 (losses) from investments........      2.78      2.93      2.00     (0.30)          (0.05)
                                    --------  --------  --------  --------         -------
Net increase (decrease) from
 investment operations............      2.69      2.83      2.03     (0.29)          (0.04)
                                    --------  --------  --------  --------         -------
Dividends from net investment
 income...........................     --        --        (0.02)    (0.01)          (0.01)
Distributions from net realized
 gains from investments...........     (2.38)    (1.08)    (0.32)    --           --
                                    --------  --------  --------  --------         -------
Total dividends and other
 distributions....................     (2.38)    (1.08)    (0.34)    (0.01)          (0.01)
                                    --------  --------  --------  --------         -------
Net asset value, end of period....  $  13.40  $  13.09  $  11.34  $   9.65         $  9.95
                                    --------  --------  --------  --------         -------
                                    --------  --------  --------  --------         -------
Total investment return (1).......     20.76%    25.23%    21.04%    (2.90)%         (0.36)%
                                    --------  --------  --------  --------         -------
                                    --------  --------  --------  --------         -------
Ratios/Supplemental Data:
Net assets, end of period
 (000's)..........................  $ 19,076  $ 19,167  $ 17,660  $ 13,600         $ 2,814
Expenses to average net
 assets**.........................      1.18%     1.52%     1.29%     1.59%           0.00%
Net investment income (loss) to
 average net assets**.............     (0.59)%    (0.74)%     0.23%     0.07%          3.31%*
Portfolio turnover rate...........        89%      115%      119%       90%              0%
Average commission rate paid
 (2)..............................  $ 0.0552  $ 0.0593     --        --           --

-----------------

+          Commencement of operations
*          Annualized
**         During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment loss to average net assets would have been
           12.28% and (8.97)%, respectively.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included. Total investment return for period of less than one year has not been annualized.
(2)        Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                           GLOBAL GROWTH PORTFOLIO
                                     -------------------------------------------------------------------
                                                      FOR THE YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------------------------
                                       1997      1996        1995            1994             1993
                                     --------  --------  -------------   -------------   ---------------
Net asset value, beginning of
 period............................  $  13.74  $  12.00      $   12.44       $   14.97       $     11.10
                                     --------  --------  -------------   -------------   ---------------
Net investment income (loss).......      0.04      0.07           0.01           (0.03)             0.03
Net realized and unrealized gains
 (losses) from investments and
 foreign currency..................      0.94      1.75          (0.45)          (1.76)             4.42
                                     --------  --------  -------------   -------------   ---------------
Net increase (decrease) from
 investment operations.............      0.98      1.82          (0.44)          (1.79)             4.45
                                     --------  --------  -------------   -------------   ---------------
Dividends from net investment
 income............................     (0.04)    (0.08)      --                 (0.01)        --
Distributions from net realized
 gains from investments............     (0.06)    --          --                 (0.73)            (0.58)
                                     --------  --------  -------------   -------------   ---------------
Total dividends and other
 distributions.....................     (0.10)    (0.08)          0.00           (0.74)            (0.58)
                                     --------  --------  -------------   -------------   ---------------
Net asset value, end of period.....  $  14.62  $  13.74      $   12.00       $   12.44       $     14.97
                                     --------  --------  -------------   -------------   ---------------
                                     --------  --------  -------------   -------------   ---------------
Total investment return (1)........      7.16%    15.14%         (3.54)%        (11.94)%           40.02%
                                     --------  --------  -------------   -------------   ---------------
                                     --------  --------  -------------   -------------   ---------------
Ratios/Supplemental Data:
Net assets, end of period
 (000's)...........................  $ 21,215  $ 25,701      $  28,507       $  40,493       $    38,035
Expenses to average net assets.....      1.07%     1.10%          1.96%           1.48%             1.40%
Net investment income (loss) to
 average net assets................      0.26%     0.46%          0.10%          (0.13)%            0.38%
Portfolio turnover rate............        81%       44%           157%            175%              267%
Average commission rate paid (2)...  $ 0.0062  $ 0.0110       --              --               --

-----------------

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included.

(2)        Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

MITCHELL HUTCHINS SERIES TRUST

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust

  We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Mitchell Hutchins Series Trust (comprising, respectively, the Money Market, High Grade Fixed Income, Strategic Fixed Income, Global Income, Balanced, Growth and Income, Growth, Aggressive Growth, and Global Growth Portfolios) (the "Fund") as of December 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Mitchell Hutchins Series Trust at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                [ERNST & YOUNG SIGNATURE]

New York, New York
February 13, 1998

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